                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                       The Reynolds and Reynolds Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                 [COMPANY LOGO]


                        THE REYNOLDS AND REYNOLDS COMPANY
                                One Reynolds Way
                               Dayton, Ohio 45430

January 5, 2004


Dear Reynolds Shareholders:

Please attend our Annual Meeting of Shareholders on Thursday, February 12, 2004 at 11:00 a.m., Eastern Standard Time. The meeting will be held in the Frederick
C. Smith Auditorium located in the David H. Ponitz Sinclair Center, Building 12, on the Sinclair Community College campus, 444 West Third Street, Dayton, Ohio 45402. Directions to the meeting appear on the back page of this booklet.

The notice of meeting and proxy statement following this letter describe the business to be transacted at the meeting. During the meeting we will also report on our current activities and give you an opportunity to ask questions. We encourage you to participate in the meeting.

Whether or not you plan to attend the meeting, we urge you to complete and sign the enclosed proxy card or vote your shares over the Internet or by telephone as described in the enclosed proxy statement promptly so that your shares will be represented. The vote of every shareholder is important.

We look forward to welcoming you at the meeting.

Sincerely,

/s/ Lloyd G. "Buzz" Waterhouse
---------------------------------------
Lloyd G. "Buzz" Waterhouse
Chief Executive Officer, Chairman
and President

                        THE REYNOLDS AND REYNOLDS COMPANY
                      One Reynolds Way, Dayton, Ohio 45430


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


          DATE:  Thursday, February 12, 2004
          TIME:  11:00 a.m. EST
          PLACE: Frederick C. Smith Auditorium
                 David H. Ponitz Sinclair Center, Building 12
                 Sinclair Community College
                 444 West Third Street, Dayton, Ohio 45402

PURPOSES OF THE MEETING:

          o    To elect three (3) members of the Board of Directors;

          o    To approve the 2004 REYShare Plus Plan;

          o    To approve the 2004 Executive Stock Incentive Plan;

          o To ratify the appointment of Deloitte & Touche LLP as our independent auditors; and

          o    To transact any other business properly presented at the meeting.

RECORD DATE:

     We have established December 17, 2003 as the record date for the meeting. This means that only owners of our stock at the close of business on that date are entitled to receive notice and to vote at the meeting or any adjournment(s) of the meeting.

ANNUAL REPORT:

     Copies of our Annual Report to Shareholders and Annual Report on Form 10-K for the fiscal year ended September 30, 2003 are enclosed. The Annual Report to Shareholders and the Annual Report on Form 10-K are not part of the official proxy soliciting material.


                                     BY ORDER OF THE BOARD OF DIRECTORS
                                     Douglas M. Ventura, Secretary

Dayton, Ohio
January 5, 2004

================================================================================

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL DIRECTOR NOMINEES, FOR THE 2004 REYSHARE PLUS PLAN, FOR THE 2004 EXECUTIVE STOCK INCENTIVE PLAN AND FOR RATIFYING THE APPOINTMENT OF OUR AUDITORS. YOUR VOTE IS IMPORTANT. PLEASE CONSIDER THE ISSUES PRESENTED IN THIS PROXY STATEMENT AND VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE.

================================================================================

TABLE OF CONTENTS:
                                                                          Page
                                                                          ----

INFORMATION CONCERNING THE ANNUAL MEETING                                   1

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT                 4

PROPOSAL I - ELECTION OF DIRECTORS                                          5

BOARD COMMITTEES AND MEETING ATTENDANCE                                     8

COMPENSATION AND INDEMNIFICATION OF DIRECTORS                               9

REPORT OF THE AUDIT COMMITTEE                                              10

EXECUTIVE COMPENSATION                                                     12

     SUMMARY COMPENSATION TABLE                                            12

     OPTIONS GRANTED IN LAST FISCAL YEAR                                   13

     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
     AND FISCAL YEAR-END OPTION VALUES                                     13

     PENSION PLAN TABLE                                                    14

EMPLOYMENT AND CHANGE IN CONTROL SEVERANCE AGREEMENTS                      15

COMPARATIVE STOCK PRICE PERFORMANCE GRAPH                                  16

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON
  EXECUTIVE COMPENSATION                                                   17

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                             21

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE                    21

PROPOSAL II- APPROVAL OF 2004 REYSHARE PLUS PLAN                           22

PROPOSAL III- APPROVAL OF 2004 EXECUTIVE STOCK INCENTIVE PLAN              22

PROPOSAL IV- RATIFY APPOINTMENT OF OUR INDEPENDENT AUDITORS                31

OTHER MATTERS                                                              31

     Shareholder Proposals                                                 31

     Other Matters to be Discussed at Meeting                              31

EXHIBITS:
---------

APPENDIX A - AUDIT COMMITTEE CHARTER                                      A-1
APPENDIX B - 2004 REYSHARE PLUS PLAN                                      B-1
APPENDIX C - 2004 EXECUTIVE STOCK INCENTIVE PLAN                          C-1

                        THE REYNOLDS AND REYNOLDS COMPANY
                      One Reynolds Way, Dayton, Ohio 45430

                                 PROXY STATEMENT

                        --------------------------------

     This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of The Reynolds and Reynolds Company (the "company", the "Company" or "Reynolds") for its Annual Meeting of Shareholders to be held on February 12, 2004. To assist us in soliciting proxies, we have retained Georgeson Shareholder Communications, Inc. We will pay Georgeson a fee estimated to be $8,500 plus out-of-pocket expenses. Proxies may also be solicited by our employees by mail, telephone, fax, e-mail or in person. We will pay all costs associated with our solicitation of proxies. If we request nominees and brokers to solicit their principals and customers for their proxies, we will reimburse the nominees and brokers for their reasonable out-of-pocket expenses.

     This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about January 5, 2004.

INFORMATION CONCERNING THE ANNUAL MEETING

WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

     At the meeting, shareholders will vote on the following matters:

     o    to elect three directors to serve on our Board of Directors;

     o    to approve the 2004 REYShare Plus Plan;

     o    to approve the 2004 Executive Stock Incentive Plan; and

     o to ratify the appointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2004.

WHAT ARE THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

     The Board of Directors recommends that you vote:

     o    FOR each of the three nominees to serve on our Board of Directors;

     o    FOR approval of the 2004 REYShare Plus Plan;

     o    FOR approval of the 2004 Executive Stock Incentive Plan; and

     o FOR ratifying the appointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2004.

WHO IS ENTITLED TO VOTE?

     Our shareholders of record as of the close of business on December 17, 2003, the record date for the meeting, are entitled to vote at the meeting or any adjournment(s) of the meeting.

HOW MAY I VOTE MY SHARES?

     There are four ways you may vote your shares:

     o by marking, signing and dating the enclosed proxy card and returning it to us in the envelope provided;

     o by using any touch-tone telephone and dialing 1-800-435-6710 to vote your proxy;

     o by logging onto the Internet at http://www.eproxy.com/reyrey and following the instructions posted on the Web site; or

     o by attending the meeting and voting in person (but only if your shares are registered directly on our books and not held in "street name" through a broker, bank, or other nominee).

HOW DO I REVOKE A PREVIOUSLY GRANTED PROXY?

     You may revoke a previously granted proxy by:

     o giving written notice of your revocation to our corporate secretary, Douglas M. Ventura, at One Reynolds Way, Dayton, Ohio 45430, which will not be effective until it is received;

     o submitting a later dated and properly executed proxy to us by means of mail or the Internet; or

     o attending the meeting and voting in person at the meeting (but only if your shares are registered directly on our books and not held in "street name" through a broker, bank, or other nominee). Your presence at the meeting alone, without further action, will not revoke a proxy you may have previously granted.

HOW WILL MY PROXY BE VOTED?

     If your proxy is properly executed, returned and received by us via mail, telephone or the Internet prior to the meeting and is not revoked, it will be voted in accordance with your instructions. If you do not indicate any voting instructions on your proxy, all of your shares will be voted for the director nominees, for approval of the 2004 REYShare Plus Plan, for approval of the 2004 Executive Stock Incentive Plan and in favor of ratifying Deloitte & Touche LLP as our auditors as described in the Notice of Meeting and this Proxy Statement and, in the discretion of the appointed proxies, upon other matters properly brought before the meeting.

HOW MANY SHARES CAN BE VOTED?

     We have two classes of authorized common stock outstanding: Class A Shares with no par value and Class B Shares with no par value. As of December 1, 2003, there were 240,000,000 Class A Shares authorized, of which 66,274,855 were issued and outstanding, and 40,000,000 Class B Shares authorized, of which 15,000,000 were issued and outstanding. In addition, we have authorized 60,000,000 Preferred Shares with no par value. As of December 1, 2003, no Preferred Shares were issued and outstanding. Our Class A Shares are listed on the New York Stock Exchange under the symbol "REY." There is no public market for our Class B Shares.

     Each holder of Class A Shares and Class B Shares is entitled to one vote per share held of record as of the record date for the meeting. All shares vote as a single class except as otherwise required by Ohio law.

MAY SHAREHOLDERS CUMULATE THEIR VOTES WHEN ELECTING DIRECTORS?

     Cumulative voting will not be permitted unless a shareholder acting pursuant to Section 1701.55 of the Ohio Revised Code gives written notice to us of his or her desire to exercise cumulative voting rights. Notice must be given to our President, a Vice President or the Secretary not fewer than 48 hours before the scheduled start of the meeting. If an announcement of the giving of this notice is made at the start of the meeting by the Chairman or Secretary, or by or on behalf of the shareholder giving the notice, each shareholder will have the right to cumulate his or her votes when voting for directors. In voting cumulatively, a shareholder may give one candidate that number of votes determined by multiplying the number of his or her shares by the number of directors to be elected or may distribute that number of votes among two or more candidates as he or she sees fit. If cumulative voting is elected and no further instructions are given, the proxy holders will, at their discretion, distribute the votes they cast among the director nominees.

WHAT IS A "QUORUM"?

     A "quorum" of shareholders is necessary for us to hold a valid meeting. If at least a majority of issued and outstanding shares of the Class A and Class B Shares considered as a single class are present at the meeting either in person or by proxy, a quorum will exist. For purposes of determining the presence of a quorum, shares will be counted if they are present in person or by proxy. Abstentions and broker non-votes will be counted as "present" to establish a quorum. Only votes for or against a proposal count. Abstentions and broker non-votes count for quorum purposes, but not for voting purposes and are not considered to be votes cast. Broker non-votes occur when a broker returns a proxy but does not have authority to vote on a particular item.

HOW MANY VOTES ARE NEEDED TO ELECT DIRECTORS?

     The three nominees receiving the highest number of "FOR" votes for the class whose term expires in 2007 will be elected as directors to that class.

HOW MANY VOTES ARE NEEDED TO APPROVE THE 2004 REYSHARE PLUS PLAN AND THE 2004 EXECUTIVE STOCK INCENTIVE PLAN?

     Approval of each of the new long-term equity compensation plans requires the affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the meeting and entitled to vote.

HOW MANY VOTES ARE NEEDED TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR FISCAL YEAR 2004?

     To ratify our appointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2004 requires the affirmative vote of a majority of shares of Common Stock present in person or by proxy at the meeting and entitled to vote.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows how much of our common stock is beneficially owned by each person or entity known to us to be the beneficial owner of more than 5% of our Class A Shares and Class B Shares. This information is as of December 1, 2003, unless otherwise indicated.

==============================================================================================================
                                            CLASS A               CLASS B              TOTAL VOTING
                                            SHARES        %        SHARES        %        SHARES          %
--------------------------------------------------------------------------------------------------------------
Number of shares outstanding:           66,274,855(1)   100.0    15,000,000     100.0   81,274,855(1)   100.0

The following are the only
  persons or entities known
  by us to own beneficially
  more than 5% of either
  class of stock:

Richard H. Grant, III                      318,501(2)     .05    15,000,000     100.0   15,318,501(2)    18.8
Director and Private Investor
One Reynolds Way
Dayton, OH 45430

Kayne Anderson Rudnick Investment        5,367,337(3)     8.1                            5,367,337(3)     6.6
Management LLC
1800 Avenue of the Stars, Second Fl.
Los Angeles, California  90067

Fidelity Management & Research           4,650,440(3)     7.0                            4,650,440(3)     5.7
82 Devonshire Street
Boston, Massachusetts  02109

Harris Associates L.P.                   3,736,550(3)     5.6                            3,736,550(3)     4.6
Two N. LaSalle Street, Suite 500
Chicago, Illinois  60602

Shares beneficially owned by all of
our executive officers and directors
as a group (16 persons) were:            1,561,791(4)     2.3    15,000,000     100.0   16,561,791(4)    20.1
==============================================================================================================

(1)  Does not include 25,812,905 Class A Shares held in treasury.

(2) The total includes 1,713 Class A Shares as to which Mr. Grant holds options exercisable within 60 days. Mr. Grant has sole voting and investment power with regard to 7,315 Class A Shares held in his own name. Mr. Grant may be deemed beneficially to own 309,473 Class A Shares owned by a family limited partnership, of which Mr. Grant is a director and 50% shareholder of the corporation which serves as the general partner to the family limited partnership. As a director and shareholder of the corporate general partner, Mr. Grant has shared voting and dispositive power over the shares owned by the family limited partnership. With respect to the 309,473 Class A Shares owned by the family limited partnership, Mr. Grant disclaims beneficial ownership with respect to 314,201 Class A Shares because Mr. Grant does not have a pecuniary interest with respect to these shares. This amount excludes 12,776 Class A Shares held by Mrs. Grant as to which Mr. Grant disclaims beneficial ownership. This amount does not include 750,000 Class A Shares into which Mr. Grant's 15,000,000 Class B Shares are convertible at a 20-to-1 ratio.

(3) Number of shares is based upon the most recent Schedule 13d or 13g filed by such shareholder.

(4) Includes 963,224 Class A Shares as to which such persons may exercise options within the next 60 days. See the table of Directors and Director Nominees and the footnotes thereto on pages 5-8 for the number of shares beneficially owned by each Director, Director Nominee and certain executive officers. As for our executive officers who are not also directors, Mr. Michael Gapinski beneficially owns 84,359 Class A Shares (including 72,027 Class A Shares as to which he holds options exercisable within the next 60 days); Mr. Douglas Ventura beneficially owns 87,389 Class A Shares (including 72,027 Class A Shares as to which he holds options exercisable within the next 60 days); Mr. Randall Harvey beneficially owns 26,667 Class A Shares as to which he holds options exercisable within the next 60 days); and Mr. Thomas Suttmiller beneficially owns 107,666 Class A Shares (including 85,397 Class A Shares as to which he holds options exercisable within the next 60 days). Mr. Berry, who joined the company in November 2003, does not beneficially own any Class A Shares. Each of the ownership interests of the executive officers equals less than one percent of our issued and outstanding shares.

PROPOSAL I - ELECTION OF DIRECTORS

     The Board of Directors has fixed the number of directors to constitute the full board at eleven and proposes that three directors be elected.

     The Board recommends and nominates EUSTACE W. MITA, PHILIP A. ODEEN and DONALD K. PETERSON each for a three-year term.

     Our Articles of Incorporation and Code of Regulations provide for no fewer than nine and no more than twelve directors. The directors are to be classified with respect to term of office into three classes, with each class to be as nearly as possible to one-third the total number of directors. Our board is currently comprised of eleven directors.

     Your Proxy will be voted FOR electing the three nominees unless a specification is made to withhold your vote. The election of the three nominees will, in accordance with Ohio law and our Code of Regulations, be decided by plurality vote. Abstentions and broker non-votes will not be counted as votes cast.

     If any nominee ceases to be a candidate for election for any reason, your Proxy will be voted for a substitute nominee designated by the Board of Directors and for the other nominees. The Board of Directors currently has no reason to believe that any nominee will not remain a candidate for election as a director or will be unwilling to serve as a director if elected.

     Below is certain biographical information about each director nominee and those directors whose terms of office will continue after the meeting.

                         NOMINEES FOR ELECTION THIS YEAR
                            (TERMS TO EXPIRE IN 2007)

                                                                                           DIRECTOR
NAME                         AGE   PRINCIPAL OCCUPATION AND FIVE YEAR EMPLOYMENT HISTORY     SINCE      CLASS A(1)
------------------------------------------------------------------------------------------------------------------
Eustace W. Mita              49    Chairman and Chief Executive Officer of Avista            2000        9,119(3)
                                   Properties Worldwide LLC since January 2003; prior
                                   thereto, retail automotive industry consultant for
                                   the company from October 2001 to January 2003; prior
                                   thereto, Executive Vice President, Sales and Reynolds
                                   Transformation Services since May 2000; prior
                                   thereto, President and Chief Executive Officer of HAC
                                   Group, LLC, a training and consulting company to
                                   automotive retailing, and President of Half-A-Car II,
                                   Inc. and CEO, Mita Leasing. (2)

Philip A. Odeen              68    Chairman of TRW Inc. from 2001 until he retired in        1998       14,687(5)
                                   December 2002; and prior thereto, Executive Vice
                                   President, TRW Inc., a technology manufacturing and
                                   services company, from 1998 to 2001. (4)

Donald K. Peterson           54    Chairman and Chief Executive Officer, Avaya Inc., a       1998       15,680(6)
                                   leading provider of communications systems and
                                   e-business solutions for businesses, government
                                   agencies and other organizations, since December
                                   2001; prior thereto, President and Chief Executive
                                   Officer, Avaya Inc. from October 2000 to December
                                   2001; prior thereto, President of New Enterprise
                                   Networks Group, Lucent Technologies, one of the
                                   world's leading designers, developers and
                                   manufacturers of telecommunications systems, software
                                   and products, from March 2000 to October 2000; and
                                   prior thereto, Executive Vice President and Chief
                                   Financial Officer, Lucent Technologies from February
                                   1996 to March 2000.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2006

                                                                                            DIRECTOR
NAME                         AGE   PRINCIPAL OCCUPATION AND FIVE YEAR EMPLOYMENT HISTORY     SINCE    CLASS A(1)
-----------------------------------------------------------------------------------------------------------------

Cleve L. Killingsworth, Jr.  51    President and Chief Executive Officer of Health            1997     13,390(7)
                                   Alliance Plan (HAP) - one of Michigan's largest
                                   managed care plans, since January, 1998, and Senior
                                   Vice President of the Henry Ford Health System (HFHS)
                                   - HAP's parent corporation since July 2003; prior
                                   thereto, Executive Vice President of Insurance and
                                   Managed Care, Henry Ford Health System since January,
                                   1998.

Dale L. Medford              53    Executive Vice President and Chief Financial Officer       1991     257,872(9)
                                   since January 2001; prior thereto, Vice President,
                                   Finance and Chief Financial Officer. (8)

Lloyd G. Waterhouse          52    Chief Executive Officer, Chairman and President since      1999     581,319(10)
                                   January 1, 2002; prior thereto, President and Chief
                                   Executive Officer from November 2000 to January 2002;
                                   President and Chief Operating Officer from May 1999
                                   to November 2000; and prior thereto, General Manager
                                   of E-Business Services for IBM Corporation from July
                                   1998 to May 1999.

Renato Zambonini             57    Chief Executive Officer and Director of Cognos             2003       1,019(11)
                                   Incorporated, a leading developer of business
                                   intelligence software.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2005

                                                                                            DIRECTOR
NAME                         AGE   PRINCIPAL OCCUPATION AND FIVE YEAR EMPLOYMENT HISTORY     SINCE     CLASS A(1)
------------------------------------------------------------------------------------------------------------------

Stephanie W. Bergeron        50    Senior Vice President, Corporate Financial Operations     2002       2,538(12)
                                   of  The Goodyear Tire and Rubber Company since
                                   December 2001; prior thereto, Vice President and
                                   Treasurer of The Goodyear Tire and Rubber Company
                                   from December 1998 to December 2001; and prior
                                   thereto, Vice President and Assistant Treasurer of
                                   Daimler Chrysler Corporation from November 1998 to
                                   December 1998.


Dr. David E. Fry             60    President and Chief Executive Officer, Northwood          1987      18,444(14)
                                   University, a private graduate and undergraduate
                                   university.(13)

Richard H. Grant, III        64    Private Investor.                                         1960     318,501(15)


Ira D. Hall                  59    President and Chief Executive Officer of Utendahl         2002       2,641(17)
                                   Capital Management, L.P., an investment
                                   management company, since November 1, 2002;
                                   prior thereto, Private Investor from October
                                   2001 to November 2002; prior thereto,
                                   Treasurer of Texaco Inc. (a diversified
                                   energy company) from October 1999 through
                                   October 2001; and prior thereto, General
                                   Manager of Alliance Management, Texaco Inc.
                                   from June 1998 through October 1999.(16)

-----------------------

(1)  Shares owned beneficially on December 1, 2003

     The individual holdings of each director equals less than 1% of the issued and outstanding Class A or Class B Shares, except for the holdings of Richard H. Grant, III which are specifically described in the table under STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT on page 4.

(2) Mr. Mita also serves as a director of United Auto Group and First Republic Bank.

(3) Mr. Mita has sole voting and sole investment power with regard to the 7,406 shares held in his own name. The 9,119 shares include 1,713 Class A Shares as to which Mr. Mita holds options exercisable within 60 days.

(4) Mr. Odeen also serves as a director of Northrop Grumman Corporation, Avaya Inc., Convergys Corporation and AES Corporation.

(5) Mr. Odeen has sole voting and sole investment power with regard to 6,286 shares held in his own name. The 14,687 shares include 8,401 Class A Shares as to which Mr. Odeen holds options exercisable within 60 days.

(6) Mr. Peterson has sole voting and sole investment power with regard to 5,279 shares held in his own name. The 15,680 shares include 8,401 Class A Shares as to which Mr. Peterson holds options exercisable within 60 days.

(7) Mr. Killingsworth has sole voting and sole investment power with regard to 3,561 shares held in his own name. The 13,390 shares include 9,829 Class A Shares as to which Mr. Killingsworth holds options exercisable within 60 days.

(8)  Mr. Medford also serves as a director of Robbins & Myers, Inc.

(9) Mr. Medford has sole voting and sole investment power with regard to 86,376 shares held in his own name. The 257,872 shares include 171,476 Class A Shares as to which Mr. Medford holds options exercisable within 60 days.

(10) Mr. Waterhouse has sole voting and sole investment power with regard to the 120,952 Class A Shares held in his own name. The 581,319 shares include 460,367 Class A Shares as to which Mr. Waterhouse holds options exercisable within 60 days. Not included are 500 shares owned by his daughter in which Mr. Waterhouse disclaims beneficial ownership.

(11) Mr. Zambonini has sole voting and sole investment power with regard to 1,019 shares held in his own name.

(12) Ms. Bergeron has sole voting and sole investment power with regard to the 1,856 shares held in her own name. The 2,538 shares include 682 Class A Shares as to which Ms. Bergeron holds options exercisable within 60 days.

(13) Dr. Fry also serves as a director of Decker Energy International and Lear Corporation.

(14) Dr. Fry has sole voting and sole investment power with regard to 4,079 Class A Shares held in his own name. The 18,444 shares include 14,365 Class A Shares as to which Dr. Fry holds options exercisable within 60 days.

(15) See Note 2 to the table under STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT on page 4.

(16) Mr. Hall also serves as a director of TECO Energy, Inc., Imagistics International, Inc. and Pepsi Bottling Group, Inc.

(17) Mr. Hall has sole voting and sole investment power with regard to the 1,959 shares held in his own name. The 2,641 shares include 682 Class A Shares as to which Mr. Hall holds options exercisable within 60 days.

================================================================================

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL I TO ELECT EUSTACE
   W. MITA, PHILIP A. ODEEN AND DONALD K. PETERSON FOR A TERM OF THREE (3)
   YEARS.

================================================================================

BOARD COMMITTEES AND MEETING ATTENDANCE

     During the fiscal year ended September 30, 2003, our Board of Directors met four times at regularly scheduled meetings, and two times at special meetings. All directors attended 75% or more of the total number of meetings of the Board and committees of which they were members. It is the company's policy to encourage the members of the Board of Directors to attend the Annual Meetings of Shareholders. All of the members attended the Annual Meetings of Shareholders held for the past several years.

     The Board of Directors has established three committees. They are the Audit, Compensation, and Nominating and Governance Committees. Each of the current members of the Audit, Compensation and Nominating and Governance Committees (a substantial majority of our directors) is considered to be "independent" in compliance with the independence standards set forth in our corporate governance guidelines and the New York Stock Exchange listing standards. A description of each committee is set forth below:

     Audit Committee. Our Audit committee currently consists of four directors:
Messrs. Peterson (Chairman), Hall and Zambonini and Ms. Bergeron. The Board of Directors of the company has determined that Ms. Bergeron is an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K. See "Directors Whose Terms Expire in 2005" for a brief listing of Ms. Bergeron's relevant experience. The Board of Directors has also determined that Mr. Hall's simultaneous service on the audit committees of three other public companies will not impair his ability to effectively serve on the company's Audit Committee. The committee meets with our independent public accountants, internal auditors, Chief Executive Officer and financial management executives to review the scope and results of audits and recommendations made by those persons with respect to internal and external accounting controls and specific accounting and financial reporting issues and to assess corporate risk. The company's Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included herein as Appendix A and may also be viewed online on the company's Web site at www.reyrey.com under "Corporate Governance - Committees of the Board." During the last fiscal year, the committee met eight times.

     Compensation Committee. Our Compensation Committee currently consists of three directors: Messrs. Odeen (Chairman), Fry, and Killingsworth. The Compensation Committee acts under a written charter which may be viewed online on the company's Web site at www.reyrey.com under "Corporate Governance - Committees of the Board". The committee formulates and oversees our various senior management incentive compensation programs, provides reviews for budget purposes, gives specific recommendations on general compensation levels for upper management, establishes compensation for executive officers and supervises our stock-based compensation plans. During the last fiscal year, the committee met five times.

     Nominating and Governance Committee. Our Nominating and Governance Committee consists of five directors: Messrs. Killingsworth, Jr. (Chairman), Fry, Grant, Odeen and Peterson and acts under a written charter which may be viewed online on the company's Web site at www.reyrey.com under "Corporate Governance - Committees of the Board". The committee identifies and presents to the Board of Directors qualified candidates for nomination to the Board and for service on committees of the Board, and oversees the operation, governance and compensation of the Board. The Nominating and Governance Committee, pursuant to the Corporate Governance Guidelines approved by the Board of Directors, is responsible for periodically reviewing the appropriate skills, perspectives, experiences and characteristics required of Board members or candidates in the context of the perceived needs of the Board at the time. At a minimum, the Nominating and Governance Committee will consider (i) whether a Board member or candidate is subject to a disqualifying factor as described in the Corporate Governance Guidelines (in determining independence), (ii) the number of other boards and committees on which the member/candidate serves, (iii) whether the individual has reached the retirement age specified in the Corporate Governance Guidelines, and (iv) whether the individual provides the appropriate experience and expertise in light of the other members currently serving on the Board and those whose terms are about to expire, and any other factors relating to the ability and willingness of a director/candidate to serve. The company has never received a recommendation for a director nominee from a shareholder. The company's policy, however, would require that the Nominating and Governance Committee evaluate nominees recommended by shareholders in the same manner as required by the Corporate Governance Guidelines described above and pursuant to its charter. All of the nominees for directors being voted upon at the Annual Meeting are directors standing for re-election. The committee's policy is to consider suggestions for Board membership submitted by shareholders in accordance with the following procedures. Shareholders may nominate director candidates for consideration by delivering notice to our Secretary at our principal executive offices in accordance with the provisions of our Code of Regulations and the provisions set forth herein under the heading "Other Matters
- Shareholder Proposals." During the last fiscal year, the committee met four times.

COMPENSATION AND INDEMNIFICATION OF DIRECTORS

     Any director who is also an employee is not separately compensated for his services as a director or committee member.

     Each director who is not an employee receives $25,000 in cash compensation each year. Each non-employee director also receives $1,500 for each meeting of the Board attended and an annual award of that number of Class A Shares which represents the fair market value of $25,000 (determined as of the date of the Annual Board of Directors Meeting and rounded to the nearest ten shares based on the average closing price of our stock for the ten days preceding the date of grant). Additionally, on October 1 of each year through October 1, 2002, options to purchase that number of Class A Shares which represented a fair market value of $40,000 (adjusted annually for increases in the consumer price index) were granted to each non-employee director. Subject to shareholder approval of the 2004 Executive Stock Incentive Plan described in Proposal III of this Proxy, the annual grant of stock options will be replaced with an annual award of restricted stock with a fair market value of $10,000 (adjusted annually for increases in the consumer price index) to each non-employee director. The annual awards will be made on December 1 of each year commencing in December 2004. An initial award will be made on March 1, 2004 in lieu of the October 1, 2003 stock option grant. Non-employee directors who serve on a committee receive an additional $1,000 in cash for each committee meeting attended. Committee chairs receive an additional $1,500 per year.

     We have an Indemnification Agreement with each director which indemnifies the director to the fullest extent permitted by Ohio law. The agreements were amended and restated in fiscal 2002 to conform to changes in applicable law. The agreements cover all fees, expenses, judgments, fines, penalties and settlement amounts paid in any matter relating to the director's role as our director, officer, employee, agent or fiduciary or when serving as our representative with respect to another entity. A director would not be entitled to indemnification in connection with a proceeding initiated by that director prior to a "change in control" (as defined in each Indemnification Agreement) unless the proceeding was authorized or consented to by the Board.

     Each Indemnification Agreement provides for the prompt advancement of all expenses incurred in connection with any proceeding subject to the director's obligation to repay (at our request) those advances if it is determined later that the director is not entitled to indemnification.

     If (a) it is determined by the Board of Directors, its appointee or independent legal counsel, as the case may be, that a director is not entitled to indemnification under applicable law, and (b) the director challenges such determination in court, then each Indemnification Agreement, provides that, subject to applicable law, if the court determines that the director was entitled to indemnification, the challenging director is entitled to indemnification for, and advancement of, all fees and expenses incurred in the court proceeding.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.

     In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited consolidated balance sheets for the years ended September 30, 2003 and 2002, and the related statements of consolidated income, shareholder's equity and comprehensive income and cash flows for each of the three years in the period ended September 30, 2003. The Committee also discussed certain matters with the external auditors, Deloitte & Touche LLP, as required by the American Institute of Certified Public Accountants Statement on Auditing Standards No. 61, Communication with Audit Committees. Furthermore, the Committee received a formal written statement from the external auditors consistent with the disclosures required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, received the external auditor's internal quality control procedures report consistent with the listing standards of the New York Stock Exchange, and discussed with the external auditors the auditors' independence from management and the company.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2003 for filing with the Securities and Exchange Commission.

Donald K. Peterson, Chairman of the Audit Committee
Stephanie W. Bergeron
Ira D. Hall
Renato Zambonini

FEES PAID TO INDEPENDENT PRINCIPAL ACCOUNTANTS

AUDIT FEES

     The aggregate fees for professional services rendered by Deloitte & Touche LLP for the audit of the company's annual financial statements for the fiscal years ended September 30, 2002 and September 30, 2003 and for the reviews of the financial statements included in the company's Quarterly Reports on Form 10-Q for those fiscal years were respectively $332,1311 and $476,867.

AUDIT-RELATED FEES

     The aggregate audit-related fees for services rendered by Deloitte & Touche LLP to the company for the fiscal years ended September 30, 2002 and September 30, 2003 were $36,246(1) and $45,178, respectively. These audit-related fees were for services rendered in connection with the audits of the company's benefit plans ($66,301), advisory services related to Section 404 of the Sarbanes-Oxley Act ($7,135), and consultation related to a proposed direct investment in shares ($7,988). Eighteen percent ($7,988) of the fees disclosed in this category for fiscal year 2003 were approved after the provision of services under the "de minimis" services exception (as defined by Rule 2-01(c)(7) of Regulation S-X) to the Audit Committee's pre-approval process as described below.

TAX FEES

     The aggregate tax fees for services rendered by Deloitte & Touche LLP to the company for the fiscal years ended September 30, 2002 and September 30, 2003 were $1,091,8621 and $746,320, respectively. The tax fees in fiscal year 2002 were primarily for services rendered for federal and state tax compliance and planning services that relate in part to tax benefits described in the "Management's Discussion and Analysis of Financial Condition and Results of Operation" section of our Annual Report on Form 10-K for the year ended September 30, 2002 and in footnote five to the financial statements included in such reports. The tax fees in fiscal year 2003 are primarily for services rendered for state and local strategic tax reviews. Less than 1% (.84% or $6,284) of the fees disclosed in this category for fiscal year 2003 were approved after the provision of services under the "de minimis" services exception (as defined by Rule 2-01(c)(7) of Regulation S-X) to the Audit Committee's pre-approval process as described below.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

     Deloitte & Touche LLP provided no services to the company for the fiscal years ended September 30, 2002 and September 30, 2003 related to financial information system design and implementation.

ALL OTHER FEES

     Deloitte & Touche LLP provided no services to the company other than those services described under "Audit Fees", "Audit Related Fees" and "Tax Fees" during the fiscal years ended September 30, 2002 and September 30, 2003.

     The Audit Committee has considered whether the provision of services by Deloitte & Touche LLP not related to the audit of the financial statements for the fiscal years ended September 30, 2002 and September 30, 2003 and to the reviews of the interim financial statements included in the company's Forms 10-Q for the quarters ended December 31, 2001, March 31, 2002, June 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003 is compatible with maintaining Deloitte & Touche LLP's independence, and has determined that the provision of such non-audit services does not adversely impact their independence.

--------
(1) Certain amounts for 2002 have been reclassified to conform to the 2003 presentation requirements.

AUDIT COMMITTEE PRE-APPROVAL PROCESS FOR AUDIT AND PERMISSIBLE NON-AUDIT
SERVICES

     The Audit Committee is responsible for appointing, setting compensation and overseeing the work performed by the independent external auditor. The Audit Committee has adopted policies and procedures regarding the pre-approval of all audit and permissible non-audit services provided by the independent external auditor. Pre-approval is obtained either in advance of the engagement of the independent external auditor or pursuant to a pre-approval policy adopted by the Audit Committee. Projects are approved at the quarterly meetings of the Audit Committee. If a project requiring pre-approval surfaces between meetings, the Audit Committee has delegated authority to the Committee Chair to provide the required pre-approval; provided that such pre-approval is subsequently presented to the entire Audit Committee at its next meeting. The Audit Committee receives a quarterly schedule of all projects and related billings currently underway with the independent external auditor. The Audit Committee also monitors the Securities and Exchange Commission's and New York Stock Exchange's requirements and modifies their pre-approval process, policies and procedures as needed.

EXECUTIVE COMPENSATION

     The tables set forth below discuss the compensation paid to our Chief Executive Officer and our other named executive officers serving at the end of our fiscal year ended September 30, 2003.


                           SUMMARY COMPENSATION TABLE


                                                                                LONG-TERM
                                                    ANNUAL COMPENSATION        COMPENSATION
                                           --------------------------------    ------------
                                                                   OTHER                          ALL
                                                                   ANNUAL                        OTHER
                                                                  COMPEN-         OPTION         COMPEN-
NAME AND                                   SALARY       BONUS      SATION         AWARDS         SATION
PRINCIPAL POSITION              YEAR         ($)         ($)       ($)(1)           (#)          ($)(2)
----------------------------    ----       -------     -------    ---------       -------        -------

Lloyd G. Waterhouse             2003       619,810     514,973    1,505,763       200,000         6,326
Chief Executive Officer,        2002       571,841     450,238    1,488,765       200,000         4,824
Chairman and President          2001       519,688     347,860    1,092,849             0         4,394

Dale L. Medford                 2003       346,577     211,860            0        90,000        17,167
Executive Vice President        2002       324,112     189,225            0        90,000        13,543
and Chief Financial Officer     2001       302,627     145,744            0        90,000        14,439

Douglas M. Ventura              2003       234,923     145,457            0        65,000         5,796
Vice President Corporate        2002       195,558     116,446            0        50,000         3,960
and Business Development,       2001       153,468      77,272            0             0         3,955
General Counsel and
Secretary

Michael J. Gapinski             2003       185,615     112,030            0        23,000         5,195
Treasurer and                   2002       168,985     102,392            0        20,000         4,223
Assistant Secretary             2001       154,320      75,867            0             0         7,088

--------------------------------------------------------------------------------
(1) For Mr. Waterhouse this includes amounts for tax preparation services, car allowance, personal use of company aircraft and a stock purchase discount of $1,432,000 in fiscal year 2003, $1,446,000 in fiscal year 2002 and $1,046,000 in fiscal year 2001.

(2)  The fiscal year 2003 amounts disclosed in this column include:


                          DEFINED      IMPUTED INTEREST ON   ABOVE MARKET INTEREST
                       CONTRIBUTION    SPLIT DOLLAR LIFE         ON DEFERRED           TOTAL OTHER
NAME                     PLANS ($)       INSURANCE ($)(a)     COMPENSATION ($)(b)    COMPENSATION ($)
----                   ------------    -------------------   ---------------------   ----------------

Lloyd G. Waterhouse        5,308             1,018                       0                 6,326
Dale L. Medford            5,826             1,069                  10,272                17,167
Douglas M. Ventura         5,429               367                       0                 5,796
Michael J. Gapinski        4,855               340                       0                 5,195

(a) Each participant pays the term equivalent premium on the split dollar policy and we pay the remainder of the premium. At termination of the policy, all premium payments made by us are reimbursed. Interest was imputed on the amount receivable from the participant at our short-term investment rate. The company ceased paying split-dollar premiums in October 2001 and is in the process of terminating the agreements and surrendering the related split dollar insurance policies for the officers listed above.

(b) Mr. Medford entered into a Deferred Compensation Agreement with us whereby income was deferred for four years in order to provide individual retirement benefits at age 65 of up to $100,000 per year for a fixed term of 15 years. The deferral was completed as of September 30, 1989. Benefits payable are reduced for early retirement, and upon retirement lump sum distributions are available at the participant's discretion. The amount presented represents the above market interest earned on the funds deferred and was calculated assuming a 15-year payment stream at age 65.

                       OPTIONS GRANTED IN LAST FISCAL YEAR

                                            INDIVIDUAL GRANTS(1)
                        -------------------------------------------------------------
                                                                                         POTENTIAL REALIZABLE
                                         % OF TOTAL                                     VALUE AT ASSUMED ANNUAL
                                           OPTIONS                                        RATES OF STOCK PRICE
                                         GRANTED TO                                         APPRECIATION FOR
                        NUMBER OF       EMPLOYEES IN        EXERCISE OR                       OPTION TERM
                         OPTIONS         FISCAL YEAR        BASE PRICE     EXPIRATION  ------------------------
NAME                    GRANTED(2)           (%)           ($/SHARE)(2)       DATE       5%($)       10%($)
-------------------     ----------      ------------       ------------    ----------  ---------    ---------
Lloyd G. Waterhouse      200,000            8.02              22.56         10-1-09    1,836,837    4,280,612
Dale L. Medford           90,000            3.61              22.56         10-1-09      826,576    1,926,275
Douglas M. Ventura        65,000            2.61              22.56         10-1-09      596,972    1,391,198
Michael J. Gapinski       23,000             .92              22.56         10-1-09      211,236      492,270

(1)  No Stock Appreciation Rights (SARs) were awarded in the 2003 fiscal year.

(2) Annual grants under the company's stock option plan were customarily made on October 1 of each year. Options vest 33% annually beginning October 1, 2003.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                  NUMBER OF           VALUE OF UNEXERCISED
                                                                 UNEXERCISED             IN-THE-MONEY
                              SHARES                             OPTIONS AT               OPTIONS AT
                             ACQUIRED                              FY-END                   FY-END
                                ON           REALIZED            EXERCISABLE/             EXERCISABLE/
                             EXERCISE         VALUE             UNEXERCISABLE            UNEXERCISABLE
NAME                            (#)            ($)                   (#)                      ($)
--------------------         --------       ---------          ---------------         -------------------
Lloyd G. Waterhouse           50,000        1,432,000          332,150/544,050         2,201,273/2,850,758
Dale L. Medford                5,764           63,490          113,636/305,340           905,054/1,856,646
Douglas M. Ventura            12,314          120,589           43,367/136,470             380,384/782,156
Michael J. Gapinski                0                0            57,200/75,160             533,708/436,024

                             PENSION PLAN TABLE (1)

                                    YEARS OF SERVICE(2)
                 -----------------------------------------------------------
REMUNERATION        10          15           20           25           30
------------     --------    --------     --------     --------     --------
$  300,000       $ 45,000    $ 67,500     $ 90,000     $112,500     $135,000
   400,000         60,000      90,000      120,000      150,000      180,000
   500,000         75,000     112,500      150,000      187,500      225,000
   600,000         90,000     135,000      180,000      225,000      270,000
   700,000        105,000     157,500      210,000      262,500      315,000
   800,000        120,000     180,000      240,000      300,000      360,000
   900,000        135,000     202,500      270,000      337,500      405,000
 1,000,000        150,000     225,000      300,000      375,000      450,000
 1,100,000        165,000     247,500      330,000      412,500      495,000
 1,200,000        180,000     270,000      360,000      450,000      540,000
 1,300,000        195,000     292,500      390,000      487,500      585,000
 1,400,000        210,000     315,000      420,000      525,000      630,000
 1,500,000        225,000     337,500      450,000      562,500      675,000
 1,600,000        240,000     360,000      480,000      600,000      720,000
 1,700,000        255,000     382,500      510,000      637,500      765,000
 1,800,000        270,000     405,000      540,000      675,000      810,000
 1,900,000        285,000     427,500      570,000      712,500      855,000
 2,000,000        300,000     450,000      600,000      750,000      900,000
 2,100,000        315,000     472,500      630,000      787,500      945,000
 2,200,000        330,000     495,000      660,000      825,000      990,000

---------------------

(1) Any full or part time associate who is a member of an eligible group (as defined by the plan) is a participant in our qualified pension plan who also is a participant in our non-qualified Supplemental Retirement Plan ("Supplement Plan"), receives, upon retirement at age 65, a benefit payable in the form of a single-life annuity equal to (i) 0.85% of final average pay, and (ii) 0.25% of that part of final average pay which exceeds covered compensation, multiplied by the lesser of thirty (30) or the participant's number of years of participation as of the date of determination. The Supplemental Plan provides that part of the benefit which cannot be provide by the qualified pension plan by virtue of the limits imposed by Sections 401(a)(17) and 415 of the Internal Revenue Code of 1986, as amended (the "Code"). Otherwise eligible employees born on or before January 1, 1966 who were actively employed and plan participants on December 31, 2002, are entitled to benefits determined under an older formula, if that formula produces a greater benefit. The old formula provides a benefit payable as a single-life annuity beginning at age 65 equal to (i) multiplied by (ii). For this purpose (i) is the excess (if any) of: (A) 1.5% of the participant's final average pay, over (B) 1.67% of the participant's projected Social Security retirement benefit, multiplied by the lesser of thirty (30) or the years of participation he/she would have had if he/she had remained in our employment until age 65; and (ii) is a fraction, not to exceed one (1), the numerator of which is the participant's actual number of years of participation (including fractional years) as of the date of determination and the denominator of which is the lesser of thirty (30) or the total number of years of participation (also including fractional years) he would have had if he had remained in our employment until age 65. The preceding table is based on the old formula, which generally produces a higher benefit for those who qualify. The amounts are slightly overstated, as they are unreduced for the Social Security offset.

(2) Respective years of service for purposes of the qualified plan as of September 30, 2003, for the persons named in the Summary Compensation Table are: Mr. Waterhouse, 3; Mr. Medford, 29; Mr. Ventura, 6; and Mr. Gapinski, 23.

(3) Another non-qualified plan, generally referred to as the Officers Salary Continuation Plan, provides a benefit to officers or other highly compensated associates as defined by the vice president of human resources, payable upon normal or early retirement (as defined in the qualified pension plan) in the form of a single-life annuity, equal to 6.5% of final average pay (as defined in note 1, above). Payment also is available in an actuarially equivalent lump sum, subject to certain conditions and limits.

     In addition to the plans discussed above, we also provide compensation or death benefits beginning at the earlier of retirement or death of the participant. The amount of benefit depends upon the terms of an individual agreement between the company and the participant as defined in footnotes 1 and
3. Each agreement is approved by either the Board of Directors or its designee.

EMPLOYMENT AND CHANGE IN CONTROL SEVERANCE AGREEMENTS

     Effective May 1, 1999, Mr. Waterhouse entered into an employment agreement to serve as President and Chief Operating Officer for a term of five years. In November 2000, Mr. Waterhouse was promoted to serve as our President and Chief Executive Officer, and on January 1, 2002, Mr. Waterhouse was promoted to Chief Executive Officer, Chairman and President. Effective October 1, 2003, Mr. Waterhouse's agreement was amended and extended to a term ending October 1, 2008.

     Mr. Waterhouse's agreement included three special grants of non-qualified stock options. The first grant was a grant of 200,000 shares at fair market value as of May 1, 1999, 50% of which became exercisable on May 1, 2002 and 50% will become exercisable on May 1, 2004. The second is a grant of 200,000 shares at $0.01 which is exercisable in 25% units on May 1 of years 2000 through 2003. An additional grant was made on May 1, 2000, of 100,000 shares at fair market value, 50% of which will become exercisable on May 1, 2003 and 50% on May 1, 2005.

     His agreement provides for a base salary of $620,000 which may not be reduced without Mr. Waterhouse's consent, unless necessitated by general business conditions adversely affecting the company's operations. In the event of a reduction, Mr. Waterhouse's base salary shall be fair and reasonable, and any disagreement shall be resolved by arbitration. Mr. Waterhouse's base salary may be increased from time to time consistent with the recommendations of the Compensation Committee and as approved by the Board of Directors, in its sole discretion, and is reviewed at least annually.

     Mr. Waterhouse's retirement benefit at age 62 (10/16/13) is 60% of final average annual compensation plus 1% additional for each twelve-month period between age 62 and age 65. Mr. Waterhouse also has an early retirement benefit of 40% of final average annual compensation if he remains continuously employed by us until October 1, 2008.

     Mr. Waterhouse is also entitled to certain disability and death benefits, including retirement benefits as described above in case of permanent disability. The agreement also provides for continued medical coverage for his surviving spouse for a period which ends at the earlier of the spouse's death, or 42 months after his death or eligibility for regular Medicare and Medicaid or any successor program furnished by the government.

     During the term of Mr. Waterhouse's employment agreement and for a period of two years following the termination of that agreement, or the cessation of payments made under that agreement (whichever is later but in no event longer than five years from the date of termination), Mr. Waterhouse may not compete directly or indirectly with us.

     Mr. Waterhouse's agreement provides that if he is discharged by us before the expiration date of his agreement other than for cause (as defined in the agreement), he would be entitled to receive (i) payments equal to his Annual Compensation Value (as defined in the agreement), reduced by 70% of compensation from subsequent employment for the lesser of two years or the remainder of the term of the agreement from the date of termination of employment with respect to discharge before the expiration of his agreement; (ii) credit for certain amounts of additional service under the Supplemental Plan; (iii) continuing coverage under company-sponsored medical benefits programs ending at the earlier of his securing other employment or two years from termination; and (iv) reimbursement of up to $20,000 in out-placement fees. His employment agreement also contains "change in control" severance provisions described below.

     Each of Mr. Medford and Mr. Ventura has entered into agreements with the company which provide for the receipt of certain benefits upon a change of control of the company (the "Change in Control Severance Agreements.") If a "triggering event" occurs before May 1, 2006 (Medford) or December 15, 2005 (Ventura), the agreements provide that the officers will receive the benefits described in the following paragraph in the event of a Change in Control Termination.

     Mr. Waterhouse's employment agreement and the Change in Control Severance Agreements provide that if the employee terminates employment for Good Reason (as defined in the agreements) or we terminate the employee's employment other than a Discharge for Cause (as defined in the agreements) within 24 months of a change in control (as defined in the agreements) the employee will receive the following benefits: (i) the employee will receive an additional 24 months of service credit under the Supplemental Retirement Plan; (ii) payments equal to three times the employee's annual salary in effect at the date of termination or immediately prior to the change in control (whichever is higher) and his average bonus with respect to the three calendar years preceding the year in which his termination of employment occurs; (iii) continued coverage under our medical benefits program until the earlier of the employee securing other employment or twenty-four months (iv) reimbursement for up to $20,000 for outplacement fees; and (v) the payments required under the Non-Qualified Deferred Compensation Plan and the Retirement Benefits described above. If the total amount of any payments payable to the employee upon the termination of the employee's employment or upon a change in control (whether or not pursuant to the severance provisions) would be subject to an excise tax as "parachute payments" pursuant to Sections 280G and 4999 of the Internal Revenue Code of 1986, the amount of the severance payments under the severance provisions will be reduced to avoid such excise tax, but only if the net effect of such reduction is to increase the net after tax income to the executive; and the amount paid shall be the amount described in clause (ii) as may be limited pursuant to this sentence for periodic adjustment of such amount. In addition, Mr. Ventura's Change in Control Severance Agreement provides that if a Change in Control Termination occurs before May 31, 2004, Mr. Ventura will receive an additional payment equal to (i) the amount of his annual salary in effect at the date of termination or immediately prior to the change in control (whichever is higher) and (ii) the amount of his bonus for the preceding year in which his termination of employment occurs. This payment will be payable to Mr. Ventura over a two-year period. In the event of such termination, Mr. Ventura will be bound by a two-year non-compete provision, in addition to any other non-compete provision to which he is bound.

     In addition to the benefits described above, Mr. Medford's agreement provides for enhanced benefits under certain company plans in the event Mr. Medford's employment terminates due to death, disability, termination by the company other than for cause or termination by Mr. Medford on more than 180 days prior notice. If Mr. Medford's employment is so terminated prior to May 31, 2012, he would receive such benefits as if he were 62 rather than his actual age.

     We estimate that if Messrs. Waterhouse, Medford and Ventura had been terminated on September 30, 2003, following a change in control, the total severance payments by us to the officers under their respective agreements would have been approximately $6,200,000. If a termination were to occur, the non-competition restrictions in the respective agreements are void and non-binding.

COMPARATIVE STOCK PRICE PERFORMANCE GRAPH

     The graph compares the cumulative total shareholder return on a $100 investment in the company's Class A Shares for the last five fiscal years with the cumulative total return on $100 invested in each of (i) the S&P MidCap 400 Index and (ii) a composite of two indices. The composite index is comprised of two indices - the S&P SuperCap Data Processing Index and a self-constructed business forms index. Each year we adjust the composite index to reflect the percentage of our revenues from products and services represented by each index. We selected the following business forms companies for our self-constructed index:
Ennis Business Forms, Inc., Moore Wallace, Inc., New England Business Services, Inc., and Standard Register Company. In past years, the company's peer group included Moore, Ltd. and Wallace Computer Services, Inc. The company's peer group for fiscal year 2003 does not include Wallace because Moore purchased it and formed Moore Wallace, Inc. This change in peer group was not material. On July 30, 2000, we sold a majority of our business forms operations, Information Solutions Group, to the Carlyle Group. Accordingly, since July 30, 2000, the percentage of our revenues earned from products and services represented by the business forms index has decreased while the percentage of our revenues from product and services represented by the S&P SuperCap Data Processing Index has increased. During fiscal year 2003, revenues from business forms products and services were approximately 17.3% of our revenues. The graph assumes all investments were made at market value on September 30, 1998, and the reinvestment of all dividends.


                            STOCK PERFORMANCE GRAPH
                         FISCAL YEARS 1998 THROUGH 2003


                                   [GRAPHIC]


                       9-30-98  9-30-99  9-30-00   9-30-01   9-30-02   9-30-03
--------------------------------------------------------------------------------
__O__  Reynolds and      100      117      116       139       136       170
--------------------------------------------------------------------------------
--o--  S&P Midcap        100      126      180       146       139       176
--------------------------------------------------------------------------------
--*--  Composite Peer    100      113      116       147       111       138
--------------------------------------------------------------------------------


REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Committee.

     The Compensation Committee of our Board of Directors annually reviews our corporate goals and objectives relevant to the compensation of our officers and senior personnel and evaluates the performance of our officers and senior personnel relative to these goals and objectives. After reviewing our corporate goals and objectives and the performance of our officers and senior personnel, the committee recommends and approves changes to our compensation policies and programs applicable to our officers and senior personnel.

Compensation Policy and Objectives.

     The committee's primary goal is unchanged from last year: to ensure that the compensation provided to executives is linked to our business strategies and objectives, thereby aligning the financial interests of senior management with those of our shareholders. Beyond that, our priorities are to ensure that the executive compensation programs enable us to attract, retain and motivate the high caliber executives required for the success of our business. These objectives are achieved through a variety of compensation programs, summarized below, which support both the current and long-term performance of the business. In fiscal year 2000, significant changes were made to the company's annual and intermediate bonus plans, stock option program and stock ownership guidelines for our officers each of which is more fully described in our proxy statement for our fiscal year ended September 30, 2000. Through the end of our fiscal year ended September 30, 2003, no significant changes have been made, and the committee continues its focus on increasing the performance-based elements of the company's compensation scheme. On October 2, 2003, the company announced that it would seek shareholder approval to change its equity compensation plan to replace the existing stock option plan with a restricted stock program. The new program is designed to deliver comparable value while more closely aligning executive compensation with shareholder value.

Base Salary.

     Base salaries for executive officers are determined by evaluating the responsibilities of the position and comparing them with other executive positions in the marketplace. From time to time, our independent compensation consultant surveys senior executive salaries from a representative sampling of companies. Our pay levels are then targeted at the 50th percentile of the marketplace. Individual salaries may then vary somewhat below or above the target, based upon the individual's performance and contribution to our success, tenure on the job and internal equity. Annual salary adjustments are determined by individual performance during the fiscal year and paid from a budget for officer salary increases approved by the committee. During fiscal year 2002 the committee engaged a compensation consultant to review officer salary levels. As a result, effective November, 2002 and during the fiscal year 2003, base salary levels for executive officers increased an average of 5.9%. This paragraph applies to all executives except Mr. Waterhouse whose employment agreement may contain terms that vary from these provisions. See the discussion of his employment agreement beginning on page 15.

Annual Incentives.

     General. At our shareholders meeting held February 10, 2000, our shareholders approved an Incentive Plan ("2000 Incentive Plan") effective with the fiscal year beginning October 1, 1999 for annual and intermediate incentives. The purpose of the 2000 Incentive Plan is to ensure that compensation payable to all executives under the 2000 Incentive Plan which exceeds $1 million qualifies for deductibility under the applicable provisions of the Internal Revenue Code.

     Our officers including our CEO may earn annual bonuses under two plans: the Annual Plan and the Personal Performance Bonus, each described below.

     The Annual Plan. This plan is based on performance against financial targets established by the committee, using corporate return on capital ("ROC") and revenue growth as the primary measures of corporate performance. The committee approves adjustments to the bonus formula as may be necessary from time to time to insure against unmerited windfalls or penalties because of accounting changes or other non-operating factors. The committee believes that linking executive pay principally to ROC and revenue growth directly ties the executive's interests and rewards to those of our shareholders. In fiscal year 2003, these targets were weighted 50% ROC and 50% revenue growth. In fiscal year 2003, no bonus was paid until a threshold corporate ROC of 15% or revenue growth of 5% was achieved. Maximum payout requires a combination of a 33% corporate ROC and 15% revenue growth. The annual bonus payout can range from 0% of annual salary to 135% of annual salary for the CEO and between 0% of salary and 90% of salary for other executive officers. In fiscal year 2003, corporate ROC was 35% and revenue growth was 1.6%. Annual bonus payments averaged 46% of current annual salary as of September 30, 2003.

     Personal Performance Bonus. The personal performance bonus is designed to reward all officers for the achievement of financial and non-financial goals that are agreed upon by the officer and the officer's superior. In the case of Mr. Waterhouse, the committee, in consultation with Mr. Waterhouse, agrees upon his annual goals. Examples of financial goals have been ROC, revenue growth, return on net assets and operating income. Examples of non-financial goals have been market share growth, total quality measures, customer satisfaction and the strengthening of a key organizational process. With the exception of Mr. Waterhouse, whose personal performance bonuses are determined by our committee during its year-end review, all other executive officers have their personal performance bonus determined by the respective individual to whom they report during individual year-end evaluations. Depending on an individual's performance against goals, this bonus for fiscal year 2003 can range from 0% to 20%. For fiscal year 2003, this personal performance bonus for the named executive officers ranged from 17% to 18% of current annual salary at September 30, 2003.

Long-term Incentives

Stock Options

     To further align the interests of shareholders and management, the company has granted stock options annually to all our officers (39 individuals). The exercise price is the fair market value of the stock on the date of the grant. Options granted prior to October 1, 2002 have a ten-year life and are not exercisable during the first year after the grant. Thereafter, on each of the first four anniversaries of the grant, twenty-five percent of the options become exercisable. Grants on and after October 1, 2002 have a seven-year life and are not exercisable during the first year after the grant. Thereafter, on each of the first three anniversaries of such grants, one-third of the options become exercisable. We assign annually an allotment of shares per pay band. We regularly engage a consultant to determine the competitiveness of the annual grant.

     The stock options provide incentive for the creation of shareholder value, since the full benefit of the compensation package cannot be realized unless an appreciation in the price of our common shares occurs over a specified number of years.

     Other than one-time incentive and retention grants to a small number of officers and directors, no stock options were granted on October 1, 2003, since it is expected that the stock option plan will be replaced with the restricted stock plan which is subject to shareholder approval as described in Proposal III of this Proxy.

Stock Ownership Guidelines

     Our committee maintains suggested stock ownership guidelines for our officers. These guidelines specify an appropriate level of ownership of our stock as a multiple of the officer's annual base salary. These multiples range from a high of four times annual salary (in the case of Mr. Waterhouse) to a low of one times annual salary. We originally determined it appropriate to permit the officers to achieve these ownership guidelines over a ten-year period in increments of 10% per year, with a bonus of an additional 20% to the annual option grant if the ownership requirement was met. However, effective for fiscal year 2002, we changed this to a five year plan (then-current participants were entitled to the greater of 5 years or the remainder of their 10-year period) with a 15% reduction in future annual option grants for failure to achieve the ownership requirement. If, for example, the standard stock option grant for a year were one hundred shares, an officer who failed to meet the ownership requirement in future years would receive options for only 85 shares. As of August 31, 2003, the date we annually survey our officers regarding their stock holdings, stock ownership among the 39 officers stood at approximately 318,800 shares representing a market value of approximately $9.2 million. We believe that these guidelines will have the positive effect of further aligning the interests of the officer group with those of all other shareholders.

     The Committee intends to continue with a minimum stock ownership requirement for executive officers if the shareholders approve the new 2004 Executive Stock Incentive Plan as described in Proposal III of this Proxy. The new requirement will similarly require minimum ownership as a condition to receipt of the applicable full compliment of annual grants of restricted shares and will first be applied to the December 1, 2004 grant.

Special Growth Stock Option Grant

     In August 1999, after consultation with an outside advisor, the committee made a special, one-time, non-qualified stock option grant to company officers. The 1999 special growth option consisted of a single grant ranging in size between 5,000 and 75,000 shares at fair market value as of August 11, 1999 ($21.94). The grant is not exercisable until August 11, 2004. However, if we achieve 10% internal sales growth (acquisitions are not included during the first twelve months following the respective acquisition) in any one of the first five fiscal years following the grant, then 20% of the original grant will vest immediately and the vested shares will be replaced with an equal number of options at the then-current fair market value. This was not achieved in fiscal year 2003. Mr. Waterhouse does not participate in this special growth stock option grant.

CEO Compensation.

     Mr. Waterhouse has served as our CEO, Chairman of the Board and President since January 2002 (prior thereto he was our CEO and President). Under his leadership in fiscal 2003 we achieved revenues of $1,008,245,000. Income from continuing operations grew 3% and related EPS grew 7%. Fiscal year 2003 ROC was 35%.

     Mr. Waterhouse's 2003 compensation of $2,646,872 included a market-priced base salary of $619,810, annual and personal performance bonuses of $514,973, $1,432,000 of income from the stock purchase discount on exercise of certain one-time option grants to Mr. Waterhouse at the time of his employment, and miscellaneous other items, all described in the Summary Compensation table on page 12. Mr. Waterhouse's annual bonus increased $60,221 from $346,337 in fiscal 2002 to $406,558 in fiscal 2003. Following its year-end evaluation of his performance, the committee awarded a personal performance bonus of $108,415 to Mr. Waterhouse. Similar to the other executive officers, no stock options were granted to Mr. Waterhouse on October 1, 2003, in anticipation of the stock option plan being replaced with a restricted stock plan subject to shareholder approval as described in Proposal III of this Proxy.

Tax Deductibility of Executive Compensation.

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to our CEO and four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. To the extent possible, the committee intends to structure compensation of our executive officers in a manner to permit the compensation paid to these individuals to be allowed as a deduction for federal income tax purposes. But, the committee may choose to provide compensation that is not deductible in order to retain or to secure the services of key executives when it determines that it is in the best interest for us to do so.

Summary.

     We believe that a high caliber, motivated management team is critical to sustained business success. As in prior years, in fiscal year ended 2003 a significant portion (approximately 57%) of the total compensation potential for the named executive officers was "at risk" and payable based on individual and corporate performance-based variables that will motivate and focus management on those issues that drive our success. We intend to continue our performance-based pay policy, which links executive rewards to shareholder returns.

THE COMPENSATION COMMITTEE
Philip A. Odeen, Chairman
Dr. David E. Fry
Cleve L. Killingsworth, Jr.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On November 27, 2002 and November 29, 2002, respectively, we entered into two arms-length transactions with Mr. Mita, pursuant to which we purchased from Mr. Mita in off-market, private transactions, an aggregate of 577,000 shares of our Class A common stock. The first transaction, for 200,000 shares, was for a purchase price per share of $25.78 for an aggregate purchase price of $5,156,000. This purchase price was determined by using the valuation dates of November 22, 25 and 26, 2002 with the parties determining the average of the high and low share prices for our stock for each of such days as reported in the Wall Street Journal. The average of these three numbers was then discounted by 2.4% in accordance with an agreement dated May 18, 2000 between us and Mr. Mita, entered into in connection with our purchase of all outstanding membership interests of HAC Group LLC. The second transaction, for 377,000 shares, was completed on November 29, 2002 by utilizing the same methodology except that the valuation dates were November 25, 26 and 27, 2002. The purchase price per share was $25.87 and the aggregate purchase price was $9,752,990.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Ownership of, and transactions in, our stock by our executive officers and directors are required to be reported to the SEC pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended. Based solely on our records, we believe that all filings required under Section 16(a) were timely filed during fiscal year 2003, except for two late filings for Richard H. Grant, III. The first was to report a contribution of 10,615 shares in September 2003 held by a family member to the family limited partnership. The second was to report sales of shares in the family limited partnership in December 2002 which inadvertently were not reported until January 2003.

PROPOSALS II AND III - APPROVAL OF THE 2004 REYSHARE PLUS PLAN AND THE 2004 EXECUTIVE STOCK INCENTIVE PLAN

     On October 22, 2003 the Compensation Committee unanimously approved the 2004 Executive Incentive Stock Plan (the "Executive Plan") and the 2004 REYShare Plus Plan (the "REYShare Plan" and, together the REYShare Plan and the Executive Plan, the "Incentive Plans") and directed that the Incentive Plans be submitted to the Board of Directors and the shareholders for approval. On November 11, 2003 the Board of Directors approved the Incentive Plans. If approved by shareholders at the 2004 Annual Meeting, the Incentive Plans will replace the company's existing stock option plans (the 1995 Stock Option Plan and the 2001 REYShare Plan) and no further grants will be made under those stock option plans.

     As of December 1, 2003, options with respect to 9,136,011 shares remained outstanding under the 1995 Stock Option Plan and the 2001 REYShare Plan. Upon approval of the Incentive Plans at our 2004 Annual Meeting, there will be, as of the meeting date (i) 3,300,000 shares available for granting new awards under the Executive Plan, of which not more than 2,900,000 may be used for grants of restricted stock awards and restricted stock units and (ii) 1,100,000 shares available for issuance under the REYShare Plan, all as described below.

     The purpose of the Incentive Plans is to promote the growth and prosperity of the company and its subsidiaries by providing eligible recipients with an additional incentive to contribute to the company's success, by assisting the company in attracting and retaining the best available personnel for positions of substantial responsibility and by increasing the identity of interest of eligible recipients with those of the company's shareholders.

     The description that follows is an overview of the material provisions of the Incentive Plans and is qualified in its entirety by references to the REYShare Plan and the Executive Plan, copies of which are attached hereto as Appendix B and Appendix C, respectively.

PROPOSAL II -- 2004 REYSHARE PLAN

     Eligibility. In general, all full-time and benefits-eligible part-time employees may participate in the REYShare Plan. Selection of participants and the nature and size of awards under the REYShare Plan is within the discretion of the committee administering the plan. As of September 30, 2003, we had approximately 4,500 employees who would have been eligible to participate in the REYShare Plan if the plan had been effective on that date.

     Shares Subject to the Plan. There are 1,100,000 of our Class A Shares reserved for issuance under the REYShare Plan.

     Adjustments Due to Capital Changes. The number of shares available under the REYShare Plan, the number of shares subject to outstanding stock incentives, and the exercise price of outstanding Stock Appreciation Rights under the REYShare Plan will be adjusted by the committee administering the plan to reflect any change in our capitalization, such as a stock split or stock dividend, or in the event of a corporate transaction that provides for the substitution or assumption of awards under the plan.

     Administration. Generally, the REYShare Plan will be administered by the Compensation Committee. The Committee may (1) select participants; (2) determine the type, size, terms and conditions of stock incentives; (3) interpret the plan and any agreement entered into under it; (4) amend outstanding stock incentives and (5) take any actions necessary or advisable to administer the plan.

     Types of Awards. The REYShare Plan provides for grants of Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights. It does not provide for the grant of stock options.

     Restricted Stock Awards. These are grants to participants of shares of stock that are subject to forfeiture until the restrictions expire. Restrictions may be based upon continued employment, or upon other criteria that the Committee determines are appropriate. The Committee may grant the Award with or without requiring a cash payment from the participant.

     As Restricted Stock Awards vest, the restrictions on the shares will lapse and those shares will no longer subject to forfeiture. Generally, if employment ends before a Restricted Stock Award vests, all of a participant's unvested Awards are forfeited. If the termination of employment results from death, disability or retirement, however, vesting will be accelerated and all restrictions on the shares will lapse. The Committee has discretion to permit an acceleration of vesting and the expiration of restrictions under a Restricted Stock Award. As a condition to receiving a Restricted Stock Award under the REYShare Plan, participants must agree to forbear making 83(b) elections under the Internal Revenue Code.

     Unless a particular award provides otherwise, holders of Restricted Stock Awards will receive dividends paid on our common stock while those shares are restricted, to the same extent as holders of unrestricted shares. Although the shares have voting rights, each participant will effectively forbear all voting rights on unvested shares because as a condition of receiving an award each participant will grant a proxy to a company nominee who will vote the shares in his/her discretion.

     Restricted Stock Units. These are rights to receive shares at a future time, once restrictions on the Unit lapse. Restrictions may be based upon continued employment, or upon other criteria that the Committee determines are appropriate. The Committee may grant the Unit with or without requiring a cash payment from the participant.

     As Restricted Stock Units vest, the restrictions will lapse and the participant will be entitled to receive unrestricted shares. Generally, if employment ends before a Restricted Stock Unit vests, all of a participant's unvested Units are forfeited. If the termination of employment results from death, disability or retirement, however, vesting will be accelerated and the participant will be entitled to receive the unrestricted shares. The Committee has discretion to permit an acceleration of vesting and the expiration of restrictions under a Restricted Stock Unit award.

     Unless a particular award provides otherwise, holders of Restricted Stock Units are NOT entitled to vote or receive dividends until restrictions on the Unit lapse and the holder owns the shares underlying the Restricted Stock Units, and are not entitled to any dividend equivalents.

     Stock Appreciation Rights. These are rights to receive, in the future, a payment equal to the excess of the fair market value of a specified number of shares on the date of exercise, over a specified exercise price. The Rights may be conditioned upon continued employment, or upon other criteria that the Committee determines are appropriate. The appreciation with respect to the shares is payable in shares or other consideration as specified in the participant's stock incentive agreement or as the

Committee otherwise determines. The appreciation will be treated as paid in shares for purposes of calculating how many shares remain available for issuance under the REYShare Plan. Generally, if employment ends before a Stock Appreciation Right vests, the Right will be forfeited; but a termination of employment due to death, disability or retirement will cause a Stock Appreciation Right to vest immediately.

     Terms of Awards. All stock incentives under the REYShare Plan will be evidenced by a stock incentive agreement that will specify the terms, conditions and restrictions of the stock incentive and include such other terms and conditions as the Committee may specify.

     In certain cases, the Committee may choose to grant dividend equivalents to a participant in connection with a stock incentive award. A dividend equivalent entitles the holder to receive, currently or in the future, payments equal to the amount of dividends paid on our common stock, times the number of dividend equivalents granted to the participant. A dividend equivalent may be payable in shares or in cash, or a combination of the two, and may be subject to other terms and conditions determined by the Committee.

     In general, stock incentives granted under the REYShare Plan may not be transferred, pledged, or otherwise disposed of by the holder, except upon the death of the holder by will or the laws of descent and distribution.

     Change of Control. Unless otherwise provided in a stock incentive agreement, if a change of control of the company occurs, and if the agreements relating to the change of control do not provide for the assumption or substitution of all stock incentives granted under the REYShare Plan, the Committee may do one of the following as to stock incentives that are not assumed or substituted:

     o    Accelerate the vesting and/or exercisability of the stock incentive;
          and/or

     o Cancel the stock incentive in exchange for shares of the company or a successor, cash, or other property, equal in value to the excess of the fair market value of the shares underlying the stock incentive, less the value of any consideration that would be payable on exercise of the stock incentive. Except as described above, in the event of a change of control, each stock incentive will be governed by applicable law and the documents relating to the change of control.

     For purposes of the REYShare Plan, a change of control means any of the following events:

     o Any person (subject to certain exceptions) becomes the beneficial owner, directly or indirectly, of securities representing 50% or more of the combined voting power of the then outstanding securities of the company;

     o During any period of two consecutive years (beginning on or after the effective date of the REYShare Plan), individuals who at the beginning of the period constituted the Board of Directors, and any new member of the Board of Directors, other than a member designated in connection with a change of control, whose election was approved by the vote of at least 2/3 of the existing members of the Board of Directors, or was previously so approved, cease to constitute at least a majority of the Board of Directors;

     o The shareholders approve a merger or consolidation with another company, other than (1) a transaction which would result in the voting securities that were outstanding prior to the transaction continuing to represent more than 50% of the combined voting power of surviving entity immediately after the transaction or (2) a transaction effected to implement a recapitalization of the company in which no person acquires more than 50% of the combined voting power of the company's outstanding securities; or

     o The shareholders approve a plan of liquidation, dissolution or winding up or an agreement for the sale or disposition of all or substantially all of the company's assets.

     Effective Date, Amendment and Termination of the Plan. If the shareholders approve the REYShare Plan, it will be effective on February 12, 2004, the date of shareholder approval. No further stock incentives will be granted under the REYShare Plan on or after the earlier of (1) February 12, 2009 (the fifth anniversary of the plan) or (2) the date on which all the shares reserved under the plan have been issued or are no longer available for use. However, the plan will continue in effect until all outstanding stock incentives are fully vested or forfeited.

     The REYShare Plan may be amended by the Board of Directors, but subject to shareholder approval of any amendment that (1) increases the number of shares under the plan, except for adjustments provided for in the plan; (2) extends the life of the plan; or (3) changes which employees are eligible to participate in the plan. Shareholder approval of other material amendments may also be required under rules of the New York Stock Exchange or any other exchange or market on which the company's shares are then listed. The Board of Directors may suspend the granting of stock incentives under the plan or terminate the plan at any time.

     In general, the Committee may modify, amend or cancel a stock incentive after it has been granted only if (1) the action does not diminish the rights of the recipient; (2) the participant consents in writing; (3) the company dissolves or liquidates; (4) the plan or the stock incentive agreement expressly provides for it; or (5) the company or the Committee would otherwise have the right to make such a modification, amendment or cancellation under applicable law.

     Non-U.S. Provisions. The REYShare Plan provides for grants of stock incentives to employees of the company in the United States and other countries where the company has employees, such as Canada. It grants the Committee the authority to provide any terms of a stock incentive necessary in order to make a stock incentive granted to a participant in a jurisdiction outside the U.S. valid under local law.

     New Plan Benefits. No benefits or amounts have yet been granted, awarded or received under the REYShare Plan. Stock incentive awards under the plan are discretionary, so no future awards are determinable at this time.

PROPOSAL III -- 2004 EXECUTIVE STOCK INCENTIVE PLAN

     Eligibility. Key employees and other key persons may participate in the Executive Plan. "Key employees" hold positions at or above the director level, or are other employees whom the Committee determines are responsible for comparable duties. "Key persons" include members of the Board of Directors who are not employees, and certain outside consultants and advisors. Selection of participants and the nature and size of awards under the Executive Plan are within the discretion of the committee administering the plan. As of September 30, 2003, we had approximately 250 key employees and key persons who would have been eligible to participate in the Executive Plan if the plan had then been in effect.

     Shares Subject to the Plan. There are 3,300,000 of our Class A Shares available for issuance under the Executive Plan, of which up to 2,900,000 may be issued pursuant to Restricted Stock Awards and Restricted Stock Units. No participant may receive any stock incentive for more than 500,000 shares in any calendar year.

     Adjustments Due to Capital Changes. The number of shares available under the Executive Plan, the number of shares subject to outstanding stock incentives, and the exercise price of outstanding Options and Stock Appreciation Rights under the Executive Plan will be adjusted by the Committee to reflect any change in our capitalization, such as a stock split or stock dividend, or in the event of a corporate transaction that provides for the substitution or assumption of awards under the plan.

     Administration. Generally, the Executive Plan will be administered by the Compensation Committee. Any committee that administers the Executive Plan must be comprised entirely of outside, non-employee directors who are "independent" as defined by the New York Stock Exchange. The Committee may (1) select participants; (2) determine the type, size, terms and conditions of stock incentives; (3) interpret the plan and any agreement entered into under it; (4) amend outstanding stock incentives and (5) take any actions necessary or advisable to administer the plan.

     Types of Awards. The Executive Plan provides for the grant of stock incentives in the form of incentive stock options (ISOs), nonqualified stock options (NQSOs), Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights.

     Options. Options may be awarded as either ISOs or NQSOs, and will be exercisable as the Committee provides in the applicable stock incentive agreement. Non-employees may not be granted ISOs. In making Option grants, the Committee may consider a recipient's contributions to the success of the company, duties, and other relevant factors.

     ISO's will generally be exercisable at the fair market value of Shares on the date of grant, but if an ISO were to be granted to a shareholder owning 10% or more of the company's stock, the exercise price would be at least 110% of that value. The exercise price for a NQSO must be $0.01 or more.

     Options may vest and become exercisable based upon the continued service of the participant or based upon performance goals, at such times and in such amounts as the Committee determines. The Committee may, at any time prior to the termination of an Option, accelerate the vesting of an Option in whole or in part. In any event, an Option cannot be exercisable after the seventh anniversary of its grant (or the fifth anniversary, in the case of an ISO granted to a 10% shareholder).

     Once vested, Options may be exercised by (1) payment of the exercise price in cash; (2) delivery of shares, in certain cases; or (3) a cashless exercise through a broker in accordance with applicable rules. The Committee may impose restrictions on shares acquired upon exercise of an Option. Generally, a vested Option must be exercised within 60 days after the death, disability, retirement or other termination of employment of the participant, and during the holder's lifetime may only be exercised by the participant, or a legal guardian or other representative if the participant is incapacitated.

     Restricted Stock Awards. These are described generally above, in the discussion of the REYShare Plan. The principal differences between that plan and the Executive Plan with respect to Restricted Stock Awards are that: (i) restrictions under the Executive Plan may be performance-based; (ii) participants in the Executive Plan will not be required to forego Section 83(b) elections; and (iii) upon the termination of employment due to death, disability or retirement, in the case of Restricted Stock Awards whose vesting is based on performance criteria, the participant will be entitled to receive a number of shares determined by measuring the performance criteria as of the most recent published quarterly results of the company, and all other Shares subject to the award will be forfeited.

     Restricted Stock Units. These are described generally above, in the discussion of the REYShare Plan. The principal differences between that plan and the Executive Plan with respect to Restricted Stock Units are that the vesting of Restricted Stock Units under the Executive Plan may be performance-based, and upon termination of employment due to death, disability or retirement, in the case of Restricted Stock Units whose vesting is based on performance criteria, the participant will be entitled to receive a number of shares determined by measuring the performance criteria as of the most recent published quarterly results of the company, and all other shares subject to the Units will be forfeited.

     Stock Appreciation Rights. These are described generally above, in the discussion of the REYShare Plan. The principal differences between that plan and the Executive Plan, with respect to Stock Appreciation Rights, are that vesting under the Executive Plan may be performance-based, and that upon termination of employment due to death, disability or retirement, in the case of Stock Appreciation Rights whose vesting is based on performance criteria, the participant will be entitled to receive a value determined by measuring the performance criteria as of the most recent published quarterly results of the company, and all other rights associated with the Stock Appreciation Rights will be forfeited.

     Stock Appreciation Rights may be granted in connection with the grant of Options, called "tandem" Stock Appreciation Rights. These tandem Stock Appreciation Rights may only be exercised to the extent that the related Option has not been exercised, and they are subject to additional restrictions.

     Performance Criteria. The Committee may grant stock incentives designed to qualify for a performance-based exception from the tax deductibility limitations of Internal Revenue Code ss.162(m). The performance measures used by the Committee in making such grants must be chosen from among the following: (a) earnings per share; (b) net income (before or after taxes); (c) return measures (such as return on assets, equity or sales); (d) cash flow return on investments, equal to net cash flows divided by owners' equity; (e) earnings before or after taxes, depreciation and/or amortization; (f) gross revenues; (g) operating income (before or after taxes); (h) total shareholder return; (i) corporate performance indicators (based on the level of services provided to customers); (j) cash generation, profit or revenue targets; (k) growth measures, such as revenue growth, as compared with a peer group or other benchmark; or (l) share price, such as growth measures and total shareholder return.

     Shareholder approval is required for any change in these general performance measures, unless the applicable tax or securities laws and regulations change to permit Committee discretion in altering the performance measures. The Committee has the discretion to determine the period during which performance goals must be attained and to adjust the determinations of degrees of attainment of the goals.

     Non-Employee Director Automatic Grants. Under the Executive Plan, outside directors will only receive grants of Restricted Stock Awards. These grants will be made on March 1, 2004, and thereafter on December 1 of each calendar year. The number of Restricted Stock Awards granted to an outside director will equal $10,000.00 divided by the fair market value of a share of our common stock on the date of grant; provided that the $10,000.00 amount will be increased annually based on the U.S. Consumer Price Index. These Awards will vest on the third anniversary of the date of grant, except for the initial grant on March 1, 2004, which will vest December 1, 2006. If an outside director retires, resigns, or otherwise no longer serves on the Board of Directors, other than a termination for cause, the director's outstanding Restricted Stock Awards will vest immediately and all restrictions will lapse.

     Terms of Awards. All stock incentives under the Executive Plan will be evidenced by a stock incentive agreement that will specify the terms, conditions and restrictions of the stock incentive and include such other terms and conditions as the Committee may specify. The Committee may permit or require participants to elect to defer the issuance of shares or cash under the plan pursuant to such rules, procedures or programs as the Committee may adopt.

     In certain cases, the Committee may grant dividend equivalents to a participant in connection with a stock incentive award. These are described generally above, in the discussion of the REYShare Plan.

     In general, stock incentives granted under the Executive Plan may not be transferred, pledged, or otherwise disposed of by the holder, except upon the death of the holder by will or the laws of descent and distribution.

     Change of Control. Unless otherwise provided in a stock incentive agreement, if a change of control of the company occurs, and if the agreements relating to the change of control do not provide for the assumption or substitution of all stock incentives granted under the Executive Plan, the Committee may do one of the following as to any stock incentives that are not assumed or substituted:

     o    Accelerate the vesting and/or exercisability of the stock incentive;
          and/or

     o Cancel the stock incentive in exchange for shares of the company or a successor, cash, or other property, equal in value to the excess of the fair market value of the shares underlying the stock incentive, less the value of any consideration that would be payable on exercise of the stock incentive.

     o In the alternative, in the case of Options, provide notice and an opportunity to exercise vested options, followed by cancellation, without payment, of options not exercised.

     In the case of recipients who are also insiders of the company, payment of cash in exchange for a stock incentive must also meet the requirements of the applicable Rule 16b-3 securities law exemption. Except as described above, in the event of a change of control, each stock incentive will be governed by applicable law and the documents relating to the change of control.

     "Change of control" has the same meaning under the Executive Plan as under the REYShare Plan.

     Effective Date, Amendment and Termination of the Plan. See discussion of the REYShare Plan, above.

     Non-U.S. Provisions. See discussion of the REYShare Plan, above.

     New Plan Benefits. No benefits or amounts have been granted, awarded or received under the Executive Plan. Except with respect to the outside director automatic grants, stock incentive awards under the plan are discretionary, so no awards are determinable at this time. See "Executive Compensation" beginning on page 12 herein for information about incentives awarded under our existing compensation plans during 2003. The following table reflects the restricted stock which would have been granted to our outside directors on October 1, 2003 if the Executive Plan had been in effect on that date.

                                                            Number of Restricted
Name and Position                       Dollar Value ($)      Stock Awards
-----------------                       ----------------    --------------------

All non-employee directors as a group        $90,000               3,218


PROPOSALS II AND III-- FEDERAL INCOME TAX CONSEQUENCES OF THE INCENTIVE PLANS

     The following briefly describes the U.S. federal income tax consequences of the REYShare Plan and the Executive Plan generally applicable to the company and to participants who are U.S citizens.

     Incentive Stock Options. A participant will not recognize taxable income upon the grant of an ISO. If a participant exercises an ISO during employment or within three months after his or her employment ends (or 12 months in the case of a disability), the participant will not recognize taxable income at the time of exercise, except for alternative minimum tax purposes. If a participant sells or exchanges the shares after the later of (a) one year from the date of exercise and (b) two years from the grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the Option exercise price. If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the Option, of the fair market value of the shares received over the Option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the Option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the Option exercise price increased by the amount of ordinary income, if any, the participant recognized.

     Nonqualified Stock Options. A participant will not recognize taxable income upon the grant of a NQSO. Upon the exercise of an NQSO, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the Option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the Option exercise price.

     With respect to both NQSOs and ISOs, special rules apply if a participant uses shares already held to pay the exercise price or if the shares received upon exercise of the Option are subject to a substantial risk of forfeiture by the participant.

     Restricted Stock Awards and Restricted Stock Units. Upon receipt of a Restricted Stock Award, a participant generally will recognize taxable ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may make a Section 83(b) election to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. Participants in the REYShare Plan will have agreed not to make an 83(b) election. When a participant sells the shares, he or she will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid for the shares plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of election, if an election was made by the participant. If the participant forfeits shares to us (e.g., upon the participant's termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election. Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

     The tax consequences of Restricted Stock Units will depend upon the specific terms of each award.

     Stock Appreciation Rights. A participant will not recognize taxable income upon the grant of a Stock Appreciation Right. Upon the exercise of a Stock Appreciation Right, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the Stock Appreciation Right.

     Section 162(m). The Executive Plan includes provisions which enable us to provide certain forms of performance-based compensation to key employees.
Section 162(m) of the Internal Revenue Code provides that, subject to certain exceptions, we may not deduct compensation paid to any one of certain executive officers in excess of $1 million in any one year. However, Section 162(m) excludes performance-based compensation from that limitation if it meets certain requirements. We intend for grants of awards under the Executive Plan which are based on performance goals to be deductible by us as performance-based compensation not subject to the $1 million limitation on deductibility.

     Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to the limitations imposed under
Section 162(m).

     Tax Withholding. We are authorized to withhold from any award granted or payment due the amount of any withholding taxes due in respect of the award or payment, or to require a participant to remit to us the amount of those withholding taxes in cash or shares, and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes.

REQUIRED VOTE

     Approval of the Incentive Plans requires the affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote. Although abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, broker non-votes on this matter will not be treated as entitled to vote on this matter at the Annual Meeting.

================================================================================

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS II AND III TO APPROVE THE 2004 REYSHARE PLUS PLAN AND THE 2004 EXECUTIVE STOCK INCENTIVE PLAN.

================================================================================

PROPOSAL IV - RATIFY APPOINTMENT OF OUR INDEPENDENT AUDITORS

     The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP as our independent auditors for the fiscal year ending September 30, 2004. This selection was made after a lengthy qualification and proposal process among several qualified candidates. Although not required by law or otherwise, our selection is being submitted to our shareholders as a matter of corporate policy for their approval. Deloitte & Touche LLP has audited our financial statements for several years.

     We anticipate that a representative of Deloitte & Touche LLP will be present at the meeting and, if present, this representative will be given the opportunity to make a statement if he or she desires to do so. We also anticipate that this representative will be available to respond to appropriate questions from shareholders. If this proposal is not approved, our Board of Directors will investigate the reasons for rejection and reconsider the appointment.

================================================================================

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL IV TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS.

================================================================================


OTHER MATTERS

     Shareholder Proposals. Proposals of shareholders intended to be presented at the February 17, 2005 Annual Meeting of Shareholders must be received by us by September 5, 2004, for inclusion in our Proxy Statement and Proxy relating to the 2005 Annual Meeting of Shareholders.

     Shareholder nominations of persons to be elected to the Board of Directors at the February 17, 2005 Annual Meeting must be delivered to or mailed and received at our principal executive offices no earlier than November 17, 2004, and no later than December 17, 2004.

     Shareholders may contact the Board of Directors or a specified individual director by writing to the Secretary of the company as follows: Douglas M. Ventura, Secretary, The Reynolds and Reynolds Company, One Reynolds Way, Dayton, OH 45430. Mr. Ventura will relay all such communications to the Board of Directors, or individual members, as appropriate.

     Other Matters to Be Discussed at the Meeting. We do not intend to present at the meeting any matters other than those described in this Proxy Statement. We do not know of anything that will be presented by other parties. However, if any other matters are properly presented at the meeting, the appointed proxies will vote on those matters according to their discretion and best judgment.


                                          BY ORDER OF THE BOARD OF DIRECTORS

                                               Douglas M. Ventura, Secretary

Dayton, Ohio
January 5, 2004

                        THE REYNOLDS AND REYNOLDS COMPANY
                         ANNUAL MEETING OF SHAREHOLDERS

                          Frederick C. Smith Auditorium
                   David H. Ponitz Sinclair Center/Building 12
                        Sinclair Community College Campus
                              444 West Third Street
                               Dayton, Ohio 45402

                                FEBRUARY 12, 2004

                              SHAREHOLDER RECEPTION
                   COMMENCING 10:00 A.M. EASTERN STANDARD TIME

                                 ANNUAL MEETING
                        11:00 A.M. EASTERN STANDARD TIME

                         Directions to Sinclair Center:

                      From I-75 - Northbound or Southbound:
   Take the Third Street exit and travel east on Third Street to Perry Street.

     Turn right on Perry Street and travel south one block to Fourth Street.
                          Turn right on Fourth Street.
         The entrance to the underground parking garage in the Sinclair Center will be on your right. After entering garage, stay to the right
          (northeast) and look for Sinclair Center North Entrance sign.
                 Go through double doors to elevator or stairs.
   Take elevator or stairs to the first floor of Sinclair Center/Building 12.
                        Parking passes will be provided.

                                                                      APPENDIX A

                        THE REYNOLDS AND REYNOLDS COMPANY
                             AUDIT COMMITTEE CHARTER

PURPOSE

         The Audit Committee is established by the Board of Directors for the primary purpose of assisting the Board in overseeing:

         - the quality and integrity of the company's financial statements;

         - the company's compliance with legal and regulatory requirements;

         -        the independent auditor's qualifications and independence;

         - the performance of the company's internal audit function and independent auditor;and

         - the company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established.

         Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the company's policies, procedures and practices at all levels. The Audit Committee should also provide an open avenue of communication among the independent auditor, financial and senior management, the internal auditing department, and the Board of Directors.

         The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities. The company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the Audit Committee chooses to engage.

         The Audit Committee's responsibility is one of oversight. It is the responsibility of the company's management to prepare consolidated financial statements in accordance with applicable laws and regulations and of the company's independent auditor to audit those financial statements.

         The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in the "Responsibilities and Duties" section of this charter. The Audit Committee will review and reassess the adequacy of this charter on an annual basis, update it as needed and submit it for approval by the Board of Directors.

         The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities. Annually, a performance assessment relative to the Audit Committee's purpose, responsibilities and duties will be performed. This assessment will be achieved through the annual performance process performed by the Nominating and Governance Committee.

COMPOSITION AND MEETINGS

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors (as defined by all applicable rules and regulations), and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. Additionally, any member who holds 20% or more of the company's voting stock cannot chair or be a voting member of the Audit Committee. Members serving on the Audit Committee are limited to serving on two other audit committees of public companies, unless the Board of Directors evaluates and determines that these other commitments would not impair the ability of such member to effectively serve on the Audit Committee. Any such determination shall be disclosed in periodic filings as required by the SEC. Such determination will be made by the Board in its business judgment.

         All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall be an "audit committee financial expert" in compliance with the criteria established by the SEC. The existence of such member(s) shall be disclosed in periodic filings as required by the SEC. Such qualifications will be determined by the Board in its business judgment.

         The members of the Audit Committee shall be appointed annually by the Board upon the recommendation of the Nominating and Governance Committee. The Chair of the Audit Committee shall be appointed by the Board upon the recommendation of the Nominating and Governance Committee. The members of the Audit Committee may be removed or replaced, and any vacancies on the Audit Committee shall be filled by the Board upon the recommendation of the Nominating and Governance Committee.

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. Each regularly scheduled meeting shall conclude with an executive session of the Audit Committee absent members of management. As part of its job to foster open communication, the Audit Committee should meet periodically with management, the director of the internal auditing department and the independent auditor in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Assess Risks and the Control Environment

    1. Review the regular internal reports (or summaries thereof) to management prepared by the internal auditing department and assess the quality and adequacy of management's responses.

    2. Review the independent auditor's Management Letter recommendations and assess the quality and adequacy of management's responses.

    3. Review material legal or regulatory matters, and inquire as to any known non-compliance with the Code of Conduct.

    4. Discuss policies with respect to risk assessment and risk management. Such discussions should include the company's major financial and accounting risk exposures and the steps management has undertaken to control them.

    5. Provide oversight of management's Investment Committee activities including review of the selection of investment policies and fund managers, and investment results.

    6. In consultation with the independent auditor and the internal audit department, assess the quality, adequacy and effectiveness of the company's internal controls and any significant deficiencies or material weaknesses in internal controls.

    7. Review with management, and any outside professionals as the Committee considers appropriate, the effectiveness of the company's disclosure controls and procedures.

    8. Establish and maintain procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, auditing matters or potential violations of law.

    9. Establish and maintain procedures for the confidential, anonymous submission by company employees regarding questionable accounting or auditing matters or potential violations of law.

    10. Maintain minutes or other records of meetings and activities of the Audit Committee.

Oversee the Financial Reporting Process

     1. Review and discuss with management and the independent auditor the company's annual financial statements, quarterly financial statements, internal control reports (or summaries thereof) and the company's disclosures under "Management's Discussion and Analysis of

                  Financial Condition and Results of Operations" before the filing of the company's Annual Report on Form 10-K or Quarterly Reports on Form 10-Q.

         2. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

         3. Review with management earnings press releases, including review of any "pro-forma" or "adjusted" non-GAAP information, before they are issued.

         4. Discuss with management financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).

         5. Prepare the report that the SEC requires be included in the company's annual proxy statement.

         6. Review with management major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles, and major issues as to the adequacy of the company's internal controls and any special audit steps adopted in light of material control deficiencies.

         7. Review with management analyses prepared for setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

         8. Review with management the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company.

Oversee and Evaluate the Audit Process

         1. Appoint (subject to shareholder ratification), compensate and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor shall report directly to the Audit Committee and the Audit Committee shall oversee the resolution of disagreements between management and the independent auditor in the event that they arise. Consider whether the auditor's performance of permissible nonaudit services is compatible with the auditor's independence.

         2. Review with management, the internal audit department and the independent auditor the scope, planning and staffing of the proposed audit for the current year. Review the internal audit function's organization, responsibilities, plans, results, budget and staffing. In addition, management shall consult with the Committee on the appointment, replacement, reassignment or dismissal of the internal audit director.

         3. Review with the independent auditor any problems or difficulties and management's response. Review the independent auditor's attestation and report on management's internal control report and hold timely discussions with the independent auditor regarding the following:

                           a. all critical accounting policies and practices used by the company in preparing its financial statements;

                           b. all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

                           c. other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and

                           d. an analysis of the auditor's judgment as to the quality of the company's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

         4. Obtain and review with the lead audit partner, annually or more frequently as the Audit Committee considers appropriate, a report by the independent auditor describing:

                           a.       the firm's internal quality control
                                    procedures;

                           b. any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry, review or investigation by governmental, professional or other regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

                           c. an assessment of the auditor's independence and all relationships between the independent auditor and the company.

         5. Review and preapprove both audit and nonaudit services to be provided by the independent auditor (other than with respect to de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the Audit Committee with any such preapproval reported to the Audit Committee at its next regularly scheduled meeting. Approval of nonaudit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

         6. Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.

         7. Annually, review and recommend changes (if any) to the internal audit charter.

         8. Periodically review with the internal audit director any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the department's work.

         The foregoing list of duties is not exhaustive, and the Audit Committee may, in addition, perform such other functions as may be necessary or appropriate for the performance of its oversight function. The Audit Committee shall have the power to delegate its authority and duties to subcommittees or individual members of the Audit Committee as it deems appropriate. In discharging its oversight role, the Audit Committee shall have full access to all Company books, records, facilities and personnel.

Adopted: November 11, 2003

                                                                      APPENDIX B

                        THE REYNOLDS AND REYNOLDS COMPANY
                             2004 REYSHARE PLUS PLAN

                                   SECTION 1.
                                    PURPOSE

         The purpose of this Plan is to promote the growth and prosperity of the Company and its Subsidiaries by providing Employees with an additional incentive to contribute to the Company's success, by assisting the Company in attracting and retaining the best available personnel for positions of substantial responsibility and by increasing the identity of interests of Employees with those of the Company's shareholders. The Plan provides for the grant of Restricted Stock Awards and Restricted Stock Units to aid the Company in obtaining these goals.

                                   SECTION 2.
                                  DEFINITIONS

         As used in this Plan and any Stock Incentive Agreements under this Plan, the following terms shall have the following meanings:

         2.1      BOARD means the Board of Directors of the Company.

         2.2      CHANGE OF CONTROL means any of the following:

                  (a) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Richard H. Grant, Jr., his children or his grandchildren, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (b) during any period of two (2) consecutive years (not including any period prior to the effective date of this Plan); individuals who at the beginning of such period constitute the Board, and any new member of the Board (other than a member of the Board designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections (a), (b) or (c) of this Section) whose election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the members of the Board at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

                  (c) the shareholders of the Company approve a merger or consolidation of the Company with any other Company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                  (d) the shareholders of the Company approve a plan of liquidation, dissolution or winding up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         2.3      CODE means the Internal Revenue Code of 1986, as amended.

         2.4 COMMITTEE means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan, as specified in
Section 5 hereof. Any such committee shall be comprised entirely of members of the Board.

         2.5      COMMON STOCK means the class A common shares of the Company.

         2.6 COMPANY means The Reynolds and Reynolds Company, an Ohio corporation, and any successor to such organization.

         2.7 DISABILITY shall mean disability as determined by the Committee in its sole and absolute discretion.

         2.8 EMPLOYEE means any full-time and benefits-eligible part-time employee of the Company or a Subsidiary who is not eligible to receive a grant under any other equity compensation plan maintained by the Company.

         2.9 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.10 PARTICIPANT means an individual who receives a Stock Incentive hereunder.

         2.11 PLAN means this plan, The Reynolds and Reynolds Company 2004 REYShare Plus Plan, as may be amended from time to time.

         2.12 QUALIFYING EVENT shall mean, with respect to a Participant, such Participant's death, Disability or Retirement.

         2.13 RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan which is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

         2.14 RESTRICTED STOCK UNIT means a contractual right granted to a Participant under this Plan to receive a Share which is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Plan.

         2.15 RETIREMENT shall mean, with respect to a Participant, such Participant's (i) termination of employment after attainment of age 55 and completion of at least fifteen (15) years of service, or (ii) termination of employment after attainment of age 65 and completion of at least five (5) years of service.

         2.16     SHARE means a share of Common Stock.

         2.17 STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives Shares, or such other consideration as the Committee may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the

Stock Appreciation Right is exercised over the exercise price per Share noted in the Stock Appreciation Right, for each Share subject to the Stock Appreciation Right.

         2.18 STOCK INCENTIVE means a Restricted Stock Award, a Restricted Stock Unit or a Stock Appreciation Right.

         2.19 STOCK INCENTIVE AGREEMENT means a document issued by the Company or a Subsidiary, to a Participant evidencing an award of a Stock Incentive.

         2.20 SUBSIDIARY means any corporation in which more than fifty percent (50%) of the voting stock is owned or controlled, directly or indirectly, by the Company.

                                   SECTION 3.
                       SHARES SUBJECT TO STOCK INCENTIVES

         The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed One Million, One Hundred Thousand (1,100,000), all as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. To the extent permitted by applicable law or regulation, if a Stock Incentive is canceled, forfeited, exchanged or which otherwise expires the Shares with respect to such Stock Incentive may become available for reissuance under this Plan

                                   SECTION 4.
                                 EFFECTIVE DATE

         The effective date of this Plan shall be February 12, 2004, which is the date on which the shareholders of the Company approve this Plan.

                                   SECTION 5.
                                 ADMINISTRATION

         5.1 GENERAL ADMINISTRATION. This Plan shall be administered by the Committee. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Committee's actions shall be binding on the Company, on each affected Employee, and on each other person directly or indirectly affected by such actions.

         5.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or Code of Regulations of the Company, and subject to the provisions herein, the Committee shall have full power to select Employees who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan's administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Committee may make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may seek the assistance of such persons as it may see fit in carrying out its routine administrative functions concerning the Plan, but no such person shall have any authority to take any action or inaction with respect to any matter which this Plan expressly provides shall be determined or decided by the Committee.

         5.3 DELEGATION OF AUTHORITY. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of members of the Board. The Committee may appoint one or more separate committees (any such committee, a "Subcommittee") composed of one or more directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee the authority to grant Stock Incentives, and/or to administer the Plan or any aspect of it. The members of the Committee and any other persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. Notwithstanding any provision of this Plan to the contrary, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part.

         5.4 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, members of the Board, Employees, Participants, and their estates and beneficiaries.

                                   SECTION 6.
                                   ELIGIBILITY

         Employees selected by the Committee shall be eligible for the grant of Stock Incentives under this Plan, but no Employee shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Employee.

                                   SECTION 7.
                            TERMS OF STOCK INCENTIVES

         7.1      TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

                  (a) Grants of Stock Incentives. The Committee, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives. Stock Incentives shall be granted to Employees selected by the Committee, and the Committee shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Employees, or to grant all Stock Incentives subject to the same terms and conditions.

                  (b) Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan, and to any other restrictions contained in this Plan.

                  (c) Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company or a Subsidiary, and may also be required to be executed by the Participant, which shall be in such form and contain such terms and conditions as the Committee in its discretion may, subject to the provisions of the Plan, from time to time determine.

                  (d) Date of Grant. The date a Stock Incentive is granted shall be the date on which the Committee (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and
(3) has taken all such other action necessary to direct the grant of the Stock Incentive.

                  (e) Dividend Equivalents. The Committee may grant dividend equivalents to any Participant. The Committee shall establish the terms and conditions to which the dividend equivalents are subject. Dividend equivalents may be granted only in connection with a Stock Incentive. Under a dividend equivalent, a participant shall be entitled to receive currently or in the future payments equivalent to the amount of dividends paid by the Company to holders of Company Stock with respect to the number of dividend equivalents held by the Participant. The dividend equivalent may provide for payment in Company Stock or in cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the dividend equivalent is payable.

         7.2      TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

                  (a) Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee. Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate. The Committee may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.

                  (b) Vesting of Restricted Stock Awards. The Committee shall establish the vesting schedule applicable to Restricted Stock Awards and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Shares subject to such Stock Incentive Award shall remain subject to forfeiture.

                  (c) Termination of Employment. If the Participant's employment with the Company and/or a Subsidiary ends before the Restricted Stock Awards vest, the Participant shall forfeit all unvested Restricted Stock Award, unless the termination is a result of the occurrence of a Qualifying Event or the Committee determines that the Participant's unvested Restricted Stock Awards shall vest as of the date of such event.

                  (d) Death, Disability and Retirement. In the event a Qualifying Event occurs before the date or dates on which Restricted Stock Awards vest, the expiration of the applicable restrictions shall be accelerated and the Participant shall be entitled to receive the Shares free of all such restrictions.

                  (e) Acceleration of Award. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant.

                  (f) Necessity of Stock Incentive Agreement. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the Committee, acting in its sole discretion, deems consistent with the terms of this Plan. The Committee shall have sole discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan.

                  (g) Transferability of Restricted Stock Awards. Except as otherwise provided in a Participant's Restricted Stock Award, no Restricted Stock Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution.

                  (h) Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and to receive dividends during the periods of restriction of their Shares to the same extent as such holders would have been entitled if the Shares were unrestricted Shares.

         7.3      TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

                  (a) Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Committee in the Stock Incentive Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate. The Committee may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment.

                  (b) Vesting of Restricted Stock Units. The Committee shall establish the vesting schedule applicable to Restricted Stock Units and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Restricted Stock Units subject to such Stock Incentive Award shall remain subject to forfeiture.

                  (c) Termination of Employment. If the Participant's employment with the Company and/or a Subsidiary ends before the Restricted Stock Units vest, the Participant shall forfeit all unvested Restricted Stock Units, unless the termination is a result of the occurrence of a Qualifying Event or the Committee determines that the Participant's unvested Restricted Stock Units shall vest as of the date of such event.

                  (d) Death, Disability and Retirement. In the event a Qualifying Event occurs before the date or dates on which Restricted Stock Units vest, the expiration of the applicable restrictions shall be accelerated and the Participant shall be entitled to receive the Shares free of all such restrictions.

                  (e) Acceleration of Award. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant.

                  (f) Necessity of Stock Incentive Agreement. Each grant of Restricted Stock Unit(s) shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Participant's right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Committee, acting in its sole discretion, deems consistent with the terms of this Plan. The Committee shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Section 12 of this Plan.

                  (g) Transferability of Restricted Stock Units. Except as otherwise provided in a Participant's Restricted Stock Unit Award, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

                  (h) Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units, and, unless the applicable Stock Incentive Agreement provides otherwise, the holder of a Restricted Stock Unit shall not be entitled to any dividend equivalents (as described in Section 7.1(e)).

         7.4      TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

                  (a) Grants of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise or payment, over a specified price.

                  (b) Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation with respect to the Shares (computed using the aggregate Fair Market Value of Shares on the date of payment or exercise) as specified in the Stock Incentive Agreement or, if not specified, as the Committee determines. To the extent that a Stock Appreciation Right is paid with consideration other than Shares, it shall be treated as paid in Shares for purposes of Section 3.

                  (c) Vesting of Stock Appreciation Rights. The Committee shall establish the vesting schedule applicable to Stock Appreciation Rights and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Stock Appreciation Rights subject to such Stock Incentive Award shall remain subject to forfeiture.

                  (d) Death, Disability and Retirement. In the event a Qualifying Event occurs before the date or dates on which Stock Appreciation Rights vest, the expiration of the applicable restrictions shall be accelerated and the Participant shall be entitled to receive the full benefit of the Stock Appreciation Right as of the date of the Qualifying Event, free of all such restrictions.

                  (e) Transferability of Stock Appreciation Rights. Except as otherwise provided in a Participant's Stock Incentive Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution.

                                   SECTION 8.
                              SECURITIES REGULATION

         8.1 LEGALITY OF ISSUANCE. No Share shall be issued under this Plan unless and until the Committee has determined that all required actions have been taken to register such Share under the Securities Act of 1933, any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied, and any other applicable provision of state, federal or foreign law has been satisfied.

         8.2 RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law. If the offering and/or sale of Shares under the Plan is not registered under the Securities Act of 1933 and the Company determines that the registration requirements of the Securities Act of 1933 apply but an exemption is available which requires an investment representation or other representation, the participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Securities Act of 1933, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. All Stock Incentive Agreements shall contain a provision stating that any restrictions under any applicable Securities laws will apply.

         8.3 REGISTRATION OF SHARES. The Company may, and intends to, but is not obligated to, register or qualify the offering or sale of Shares under the Securities Act of 1933 or any other applicable law.

                                   SECTION 9.
                                  LIFE OF PLAN

         No Stock Incentive shall be granted under this Plan on or after the earlier of:

                  (a) the fifth (5th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan) or

                  (b)      the date on which all of the Shares reserved under
Section 3 of this Plan have been issued or are no longer available for use under this Plan.

This Plan shall continue in effect until all outstanding Stock Incentives that have been granted are fully vested or forfeited.

                                   SECTION 10.
                                   ADJUSTMENT

         Notwithstanding anything in Section 12 to the contrary, (i) the number of Shares reserved under Section 3 of this Plan, and (ii) the number of Shares subject to Stock Incentives granted under this Plan, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, in the event of any corporate transaction that provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under
Section 3 or an increase in any limitation imposed by the Plan.

                                   SECTION 11.
                        CHANGE OF CONTROL OF THE COMPANY

         11.1 GENERAL RULE FOR CHANGE OF CONTROL. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Incentives granted under this Plan, with respect to any Stock Incentive granted under this Plan that is not so assumed or substituted (a "Non-Assumed Stock Incentive"), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Stock Incentives, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the "Action Effective Date"):

                  (a) Accelerate the vesting and/or exercisability of such Non-Assumed Stock Incentive; and/or

                  (b) Unilaterally cancel such Non-Assumed Stock Incentive in exchange for:

                           (i) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Stock Incentive determined as of the Action Effective Date (taking into account vesting), less the value of any consideration payable on exercise of such Stock Incentives; OR

                           (ii) cash or other property equal in value to the excess of the Fair Market Value of the Shares subject to such Stock Incentive determined as of the Action Effective Date (taking into account vesting), less the value of any consideration payable on exercise of such Stock Incentives.

         11.2 GENERAL RULE FOR OTHER STOCK INCENTIVE AGREEMENTS. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.

                                  SECTION 12.
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company if such amendment (a) increases the number of Shares reserved under Section 3, except as set forth in Section 10, (b) extends the maximum life of the Plan under Section 9, or (c) changes the designation of Employees eligible for Stock Incentives under Section 6. Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan or an extension of the term of the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system if the Company is listed or traded on any such established stock exchange or national market system. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (I) the modification, amendment or cancellation does not diminish the rights or benefits of the Stock Incentive recipient under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (II) the Participant consents in writing to such modification, amendment or cancellation,
(III) there is a dissolution or liquidation of the Company, (IV) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (V) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

                                   SECTION 13.
                                  MISCELLANEOUS

         13.1 SHAREHOLDER RIGHTS. Except as provided in Section 7. 2 with respect to Restricted Stock Awards, or in a Stock Incentive Agreement, no Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

         13.2 NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

         13.3 WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the grant or fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon satisfaction of conditions under a Restricted Stock Unit or with respect to Restricted Stock, the Company shall have the right to require the Participant to remit to the Company, as a condition to the fulfillment of the Restricted Stock Unit or lapse of restrictions on the Restricted Stock, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a fair market value equal to the minimum amount of taxes required to be withheld.

         13.4 TRANSFERS & RESTRUCTURINGS. The transfer of an Employee's employment between or among the Company or a Subsidiary (including by merger of a Subsidiary into the Company) shall not be treated as a termination of his or her employment under this Plan. Likewise, the continuation of employment by a Participant with a corporation which is a Subsidiary shall be deemed to be a termination of employment when such corporation ceases to be a Subsidiary.

         13.5 GOVERNING LAW. GOVERNING LAW/CONSENT TO JURISDICTION. This Plan shall be construed under the laws of the State of Ohio without regard to principles of conflicts of law. Each Participant consents to the exclusive jurisdiction in the United States District Court for the Southern District of Ohio (Western Division - Dayton) or the Montgomery County (Ohio) Court of Common Pleas for the determination of all disputes arising from this Plan and waives any rights to remove or transfer the case to another court.

         13.6 ESCROW OF SHARES. To facilitate the Company's rights and obligations under this Plan, the Company reserves the right to appoint an escrow agent, who shall hold the Shares owned by a Participant pursuant to this Plan.

                                   SECTION 14.
                           SPECIAL CANADIAN PROVISIONS

         14.1 APPLICATION. The provisions of this Section 15 shall apply with respect to any Participant who is domiciled in Canada, and with respect to any Stock Incentive which is granted under this Plan to any such Participant, but shall not apply with respect to any other Participant or with respect to any Stock Incentive which is granted under this Plan to any such other Participant. No purchase or delivery of Shares pursuant to a Stock Incentive shall occur until applicable restrictions imposed pursuant to this Plan or the applicable Stock Incentive have terminated.

         14.2 CANADA TAX TREATMENT. This Plan, together with any trust established pursuant hereto shall be construed as an "employee benefit plan" for the purposes of the Income Tax Act (Canada) (the "ITA"). No provision of this Plan shall be applied, interpreted or administered in a manner contrary to the requirements of the ITA for qualification of the Plan as such. The grant of a Stock Incentive represent a contingent entitlement of the Participant to whom it has been granted and the exchange of a Restricted Stock Unit which is the subject of a Stock Incentive for a Share shall be the payment of such Share out of or under an employee benefit plan for purposes of the ITA.

         14.3 TRUSTEE. The Committee shall have the authority to select one or more trustees (each a "Trustee" and collectively the "Trustees") and establish one or more agreements between the Company and each Trustee (each a "Trust Agreement") to provide for the purchase of Shares on the open market for exchange or exercise under the Plan and the administration of the policies and procedures governing such purchases.

         14.4 SHARES DELIVERED UNDER PLAN. All Shares delivered to Participant under the Plan shall be authorized, issued and outstanding Shares, which shall be purchased by the Trustees. The Company shall provide the Trustees with the funds necessary to purchase the Shares. The obligations of (i) the Trustees regarding the purchase and delivery of Shares and (ii) the Company regarding the delivery to the Trustees of such funds, shall in each case be more fully set forth in one or more Trust Agreements. All dividends paid on Shares which are held by the Trustees shall be retained by the Trustees and shall be distributed to the Participant at the time the Shares on which the dividends were declared are distributed to the Participant.

                                   SECTION 15.
                             OTHER NON-US PROVISIONS

         15.1 The Committee shall have the authority to require that any Stock Incentive Agreement relating to a Stock Incentive in a jurisdiction outside of the United States contain such terms as are required by local law in order to constitute a valid grant under the laws of such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be different from or more restrictive than the terms set forth in this Plan. No purchase or delivery of Shares pursuant to a Stock Incentive shall occur until applicable restrictions imposed pursuant to this Plan or the applicable Stock Incentive have terminated.

                                                                      APPENDIX C

                        THE REYNOLDS AND REYNOLDS COMPANY
                       2004 EXECUTIVE STOCK INCENTIVE PLAN

                                   SECTION 1.
                                    PURPOSE

         The purpose of this Plan is to promote the growth and prosperity of the Company and its Subsidiaries by providing Eligible Recipients with an additional incentive to contribute to the Company's success, by assisting the Company in attracting and retaining the best available personnel for positions of substantial responsibility and by increasing the identity of interests of Eligible Recipients with those of the Company's shareholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights to aid the Company in obtaining these goals.

                                   SECTION 2.
                                   DEFINITIONS

         As used in this Plan and any Stock Incentive Agreement, the following terms shall have the following meanings:

         2.1      BOARD means the Board of Directors of the Company.

         2.2 CAUSE shall mean, with respect to any Participant who is a member of the Board who is not an employee of the Company, a termination of employment or service on the Board (by removal or failure of the Board to nominate the Participant) whenever occasioned by (a) the willful and continued failure by the Participant to substantially perform the Participant's duties with the Company or a Subsidiary (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Participant by the Board, which demand specifically identifies the manner in which the Board believes the Participant has not substantially performed the Participant's duties, or (b) the willful engaging by the Participant in conduct which is demonstrably and materially injurious to the Company or its Subsidiaries, monetarily or otherwise. For purposes of this definition, no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's act, or failure to act, was in the best interest of the Company.

         2.3      CHANGE OF CONTROL means any of the following:

                  (a) any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than Richard H. Grant, Jr., his children or his grandchildren, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                  (b) during any period of two (2) consecutive years (not including any period prior to the effective date of this Plan); individuals who at the beginning of such period constitute the Board, and any new member of the Board (other than a member of the Board designated by a person who has entered into an agreement with the Company to effect a transaction described in subsections (a), (b) or (c) of this

Section) whose election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the members of the Board at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

                  (c) the shareholders of the Company approve a merger or consolidation of the Company with any other Company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as herein defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                  (d) the shareholders of the Company approve a plan of liquidation, dissolution or winding up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

         2.4      CODE means the Internal Revenue Code of 1986, as amended.

         2.5 COMMITTEE means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan, as specified in
Section 5 hereof. Any such committee must be comprised entirely of Outside Directors who are "independent" as that term is defined in the rules of the New York Stock Exchange.

         2.6      COMMON STOCK means the Class A common shares of the Company.

         2.7 COMPANY means The Reynolds and Reynolds Company, an Ohio corporation, and any successor to such organization.

         2.8 DISABILITY shall mean disability as determined by the Committee in its sole and absolute discretion.

         2.9      ELIGIBLE RECIPIENT means a Key Employee and/or a Key Person.

         2.10 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.11 EXERCISE PRICE means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

         2.12 FAIR MARKET VALUE of a Share on any date means the mean between the highest and lowest reported selling prices on a national securities exchange of a Share as reported in the appropriate composite listing for said exchange on such date, or, if no such sales occurred on such date, then on the next preceding date on which a sale is made. In the event the Shares are traded in the over-the-counter market, Fair Market Value of a Share means the mean between the "high" and "low" quotations in the over-the-counter market on such date, as reported by the National Association of Securities Dealers through NASDAQ or, if no quotations are available on such date, then on the next preceding date on which such quotations are available.

         2.13 INSIDER means an individual who is, on the relevant date, an officer, member of the Board or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.14 ISO means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

         2.15 KEY EMPLOYEE means any key employee of the Company or any Subsidiary, holding positions at or above the director level and such other key employees, regardless of title or designation, as shall, in the determination of the Committee, be responsible in the future for the duties presently being discharged by employees at or above the director level.

         2.16 KEY PERSON means (1) a member of the Board who is not a Key Employee, or (2) a consultant or advisor who is eligible to receive shares which are registered on SEC Form S-8.

         2.17 NQSO means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code
Section 422.

         2.18     OPTION means an ISO or a NQSO.

         2.19 OUTSIDE DIRECTOR means a member of the Board who is not an Key Employee and who qualifies as (1) a "non-employee director" under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (2) an "outside director" under Code Section 162(m) and the regulations promulgated thereunder.

         2.20 PARTICIPANT means an individual who receives a Stock Incentive hereunder.

         2.21 PERFORMANCE-BASED EXCEPTION means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

         2.22 PERFORMANCE PERIOD shall mean the period during which a performance goal must be attained with respect to a Stock Incentive which is performance based, as determined by the Committee pursuant to Section 14.3 hereof.

         2.23 PLAN means this plan, The Reynolds and Reynolds Company 2004 Executive Stock Incentive Plan, as it may be amended from time to time.

         2.24 QUALIFYING EVENT shall mean, with respect to a Participant, such Participant's death, Disability or Retirement.

         2.25 RESTRICTED STOCK AWARD means an award of Shares granted to a Participant under this Plan which is subject to restrictions in accordance with the terms and provisions of this Plan and the applicable Stock Incentive Agreement.

         2.26 RESTRICTED STOCK UNIT means a contractual right granted to a Participant under this Plan to receive a Share which is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.

         2.27 RETIREMENT shall mean, with respect to an Eligible Recipient, such Eligible Recipient's (i) termination of employment or cessation of performing services after attainment of age 55 and completion of at least fifteen (15) years of service with the Company or Subsidiary, or (ii) termination of employment or cessation of performing services after attainment of age 65 and completion of at least five (5) years of service with the Company or Subsidiary.

         2.28     SHARE means a share of Common Stock.

         2.29 STOCK APPRECIATION RIGHT means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives Shares, or such other consideration as the Committee may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share noted in the Stock Appreciation Right, for each Share subject to the Stock Appreciation Right.

         2.30 STOCK INCENTIVE means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit or a Stock Appreciation Right.

         2.31 STOCK INCENTIVE AGREEMENT means a document issued by the Company or a Subsidiary to a Participant evidencing an award of a Stock Incentive.

         2.32 SUBSIDIARY means any corporation in which more than fifty percent (50%) of the voting stock is owned or controlled, directly or indirectly, by the Company.

         2.33 TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company or a Subsidiary.

                                   SECTION 3.
                       SHARES SUBJECT TO STOCK INCENTIVES

         The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed Three Million, Three Hundred Thousand (3,300,000), of which not more than Two Million, Nine Hundred Thousand (2,900,000) may be used for Restricted Stock Awards and Restricted Stock Units, each as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. To the extent permitted by applicable law or regulation, if a Stock Incentive is canceled, forfeited, exchanged or otherwise expires the Shares with respect to such Stock Incentive may become available for reissuance under this Plan. Notwithstanding the preceding sentence, no Participant may be granted any Stock Incentive covering an aggregate number of Shares in excess of Five Hundred Thousand (500,000) in any calendar year.

                                   SECTION 4.
                                 EFFECTIVE DATE

         The effective date of this Plan shall be February 12, 2004, which is the date on which the shareholders of the Company approve this Plan.

                                   SECTION 5.
                                 ADMINISTRATION

         5.1 GENERAL ADMINISTRATION. This Plan shall be administered by the Committee. The Committee, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Committee shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Committee's actions shall be binding on the Company, on each affected Eligible Recipient, and on each other person directly or indirectly affected by such actions.

         5.2 AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Articles of Incorporation or Code of Regulations of the Company, and subject to the provisions herein, the Committee shall have full power to select Eligible Recipients who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan's administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Committee may make all other determinations which may be necessary or advisable for the administration of the Plan. The Committee may seek the assistance of such persons as it may see fit in carrying out its routine administrative functions concerning the Plan.

         5.3 DELEGATION OF AUTHORITY. The members of the Committee and any other persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee may appoint one or more separate committees (any such committee, a "Subcommittee") composed of two or more Outside Directors of the Company (who may but need not be members of the Committee) and may delegate to any such Subcommittee the authority to grant Stock Incentives, and/or to administer the Plan or any aspect of it. Notwithstanding any provision of this Plan to the contrary, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part. Moreover, only the Committee may grant Stock Incentives that may meet the Performance-Based Exception, and only the Committee may grant Stock Incentives to Insiders that may be exempt from
Section 16(b) of the Exchange Act.

         5.4 DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of this Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company, its shareholders, members of the Board, Eligible Recipients, Participants, and their estates and beneficiaries.

                                   SECTION 6.
                                   ELIGIBILITY

         Eligible Recipients selected by the Committee shall be eligible for the grant of Stock Incentives under this Plan, but no Eligible Recipient shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient. Only Key Employees shall be eligible to receive a grant of ISO's.

                                    SECTION 7
                            TERMS OF STOCK INCENTIVES

         7.1      TERMS AND CONDITIONS OF ALL STOCK INCENTIVES.

                  (a) Grants of Stock Incentives. Subject to subsection (e) below, the Committee, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives; provided, however, the Committee shall not have the right to (1) lower the Exercise Price of an existing Option, (2) any action which would be treated as a "repricing" under generally accepted accounting principles, or (3) canceling of an existing Option at a time when its Exercise Price exceeds the fair market value of the underlying stock subject to such Option in exchange for another Option, a Restricted Stock Award, or other equity in the Company (except as provided in Sections 10 and 11). Stock Incentives shall be granted to Eligible Recipients selected by the Committee, and the Committee shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions.

                  (b) Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Committee in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan, and to any other restrictions contained in this Plan.

                  (c) Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company or a Subsidiary, and may also be executed by the Participant or accepted by the Participant by electronic transmission, which shall be in such form and contain such terms and conditions as the Committee in its discretion may, subject to the provisions of the Plan, from time to time determine.

                  (d) Date of Grant. The date a Stock Incentive is granted shall be the date on which the Committee (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and
(3) has taken all such other action necessary to direct the grant of the Stock Incentive.

                  (e) Dividend Equivalents. The Committee may grant dividend equivalents to any Participant. The Committee shall establish the terms and conditions to which the dividend equivalents are subject. Dividend equivalents may be granted only in connection with a Stock Incentive. Under a dividend equivalent, a Participant shall be entitled to receive currently or in the future payments equivalent to the amount of dividends paid by the Company to holders of Common Stock with respect to the number of dividend equivalents held by the Participant. The dividend equivalent may provide for payment in Common Stock or in cash, or a fixed combination of Common Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the dividend equivalent is payable.

                  (f) Deferral Elections. The Committee may permit or require Participants to elect to defer the issuance of Common Stock or the settlement of awards in cash under this Plan pursuant to such rules, procedures, or programs as it may establish from time to time. However, notwithstanding the preceding sentence, the Committee shall not, in establishing the terms and provisions of any Stock Incentive, or in exercising its powers under this Article, create any arrangement which would constitute an employee pension benefit plan as defined in ERISA Section 3(3) unless the arrangement provides benefits solely to one or more individuals who constitute members of a select group of management or highly compensated employees

         7.2      TERMS AND CONDITIONS OF OPTIONS.

                  (a) Grants of Options. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms as the Committee deems consistent with the terms of this Plan and, in the case of an ISO, necessary or desirable to permit such Option to qualify as an ISO. The Committee and/or the Company may modify the terms and provisions of an Option in accordance with
Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.

                  (b) Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Committee may take into account the duties of the Eligible Recipient, the contributions of the Eligible Recipient to the success of the Company, and other factors deemed relevant by the Committee, in connection with accomplishing the purpose of this Plan. An Eligible Recipient who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Committee grants an ISO and a NQSO to an Eligible Recipient on the same date, the right of the Eligible Recipient to exercise one such Option shall not be conditioned on the Eligible Recipient's failure to exercise the other such Option.

                  (c) Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be specified in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Shareholder, the Exercise Price shall not be less than the Fair Market Value on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Shareholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted. If a Stock Incentive is a NQSO, the Exercise Price for each Share shall be no less than (1) the minimum price required by applicable state law, or (2) the minimum price required by the Company's governing instrument, or (3) $0.01, whichever price is greater. Any Stock Incentive intended to meet the Performance-Based Exception must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto determined as of the date of such grant.

                  (d) Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

                           (i)      make an Option exercisable prior to the date
such Option is granted or after it has been exercised in full; or

                           (ii)     make an Option exercisable after the date
that is (A) the seventh (7th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Shareholder, or (B) the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder.

Options issued under the Plan may become exercisable based on the service of a Participant, or based upon the attainment (as determined by the Committee) of performance goals established pursuant to one or more of the performance criteria listed in Section 14. Any Option which becomes exercisable based on the attainment of performance goals must have its performance goals determined by a Committee based upon one or more of the performance criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by a Committee in order to meet the Performance-Based Exception. A Stock Incentive Agreement may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including the occurrence of a Qualifying Event. The Key Employee's rights, if any, upon termination of employment will be set forth in the applicable Stock Incentive Agreement.

                  (e) Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, specifying the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock shall be made in cash or, unless the Stock Incentive Agreement provides otherwise, by delivery to the Company of a number of Shares that have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (i.e., "mature shares" for accounting purposes) having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board so long as the Company's equity securities are registered under Section 12 of the Exchange Act, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or, if permitted by applicable law, a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a shareholder.

                  (f) Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable. Unless otherwise provided in the applicable Stock Incentive Agreement, any vested option must be exercised within sixty (60) days of the Qualifying Event or other termination of employment of the Participant.

                  (g) Transferability of Options. Except as otherwise provided in a Participant's Stock Incentive Agreement, no Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution. Except as otherwise provided in a Participant's Stock Incentive Agreement, during the Participant's lifetime, only the Participant may exercise his Option unless the Participant is incapacitated in which case the Option may be exercised by the Participant's legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the identity of appropriate representative of the Participant to exercise the Option if the Participant is incapacitated shall be determined by the Committee.

                  (h) ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), to the extent of such excess, such Option shall not be treated as an ISO in accordance with Code Section 422(d). The rule of the preceding sentence is applied as set forth in Treas. Reg. Section 1.422-4 and any additional guidance issued by the Treasury thereunder. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code Section 422(a)(2).

         7.3      TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS.

                  (a) Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Committee for periods determined by the Committee. Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate. The Committee may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment.

                  (b) Vesting of Restricted Stock Awards. The Committee shall establish the vesting schedule applicable to Restricted Stock Awards and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Shares subject to such Stock Incentive Award shall remain subject to forfeiture.

                  (c) Termination of Employment. If the Participant's employment (or in the case of a non-employee, such Participant's service) with the Company and/or a Subsidiary ends before the Restricted Stock Awards vest, the Participant shall forfeit all unvested Restricted Stock Award, unless the termination is a result of the occurrence of a Qualifying Event or the Committee determines that the Participant's unvested Restricted Stock Awards shall vest as of the date of such event.

                  (d) Death, Disability and Retirement. In the event a Qualifying Event occurs before the date or dates on which Restricted Stock Awards vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria set forth in Section 14) shall be accelerated and the Participant shall be entitled to receive the Shares free of all such restrictions. In the case of Restricted Stock Awards which are based on performance criteria set forth in Section 14, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company's most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs. All other Shares subject to such Restricted Stock Award shall be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

                  (e) Acceleration of Award. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant.

                  (f) Necessity of Stock Incentive Agreement. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the Committee, acting in its sole discretion, deems consistent with the terms of this Plan. The Committee shall have sole discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan.

                  (g) Transferability of Restricted Stock Awards. Except as otherwise provided in a Participant's Restricted Stock Award, no Restricted Stock Award granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution.

                  (h) Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and to receive dividends during the periods of restriction of their Shares to the same extent as such holders would have been entitled if the Shares were unrestricted Shares.

         7.4      TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS.

                  (a) Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Committee in the Stock Incentive Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Committee may determine appropriate. The Committee may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment.

                  (b) Vesting of Restricted Stock Units. The Committee shall establish the vesting schedule applicable to Restricted Stock Units and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Restricted Stock Units subject to such Stock Incentive Award shall remain subject to forfeiture.

                  (c) Termination of Employment. If the Participant's employment with the Company and/or a Subsidiary ends before the Restricted Stock Units vest, the Participant shall forfeit all unvested Restricted Stock Units, unless the termination is a result of the occurrence of a Qualifying Event or the Committee determines that the Participant's unvested Restricted Stock Units shall vest as of the date of such event.

                  (d) Death, Disability and Retirement. In the event a Qualifying Event occurs before the date or dates on which Restricted Stock Units vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria set forth in Section 14) shall be accelerated and the Participant shall be entitled to receive the Shares free of all such restrictions. In the case of Restricted Stock Units which are based on performance criteria set forth in Section 14, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a number of Shares that is determined by measuring the selected performance criteria from the Company's most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs. All other Shares subject to such Restricted Stock Units shall be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

                  (e) Acceleration of Award. Notwithstanding anything to the contrary in this Plan, the Committee shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant.

                  (f) Necessity of Stock Incentive Agreement. Each grant of Restricted Stock Unit(s) shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Participant's right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Committee, acting in its sole discretion, deems consistent with the terms of this Plan. The Committee shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Section 12 of this Plan.

                  (g) Transferability of Restricted Stock Units. Except as otherwise provided in a Participant's Restricted Stock Unit Award, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.

                  (h) Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units, and, unless the applicable Stock Incentive Agreement provides otherwise, the holder of a Restricted Stock Unit shall not be entitled to any dividend equivalents (as described in Section 7.1(e)).

         7.5      TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

                  (a) Grants of Stock Appreciation Rights. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a specified price. The specified price for a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, shall not be less than the exercise price per share for shares that are the subject of the Option. In the case of any other Stock Appreciation Right, the specified price shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares at the time the Stock Appreciation Right was granted. If related to an Option, the exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

                  (b) Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation with Shares (computed using the aggregate Fair Market Value of Shares on the date of payment or exercise) as specified in the Stock Incentive Agreement or, if not specified, as the Committee determines. To the extent that a Stock Appreciation Right is paid with consideration other than Shares, it shall be treated as paid in Shares for purposes of Section 3.

                  (c) Vesting of Stock Appreciation Rights. The Committee shall establish the vesting schedule applicable to Stock Appreciation Rights and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Stock Appreciation Rights subject to such Stock Incentive Award shall remain subject to forfeiture.

                  (d) Death, Disability and Retirement. In the event a Qualifying Event occurs before the date or dates on which Stock Appreciation Rights vest, the expiration of the applicable restrictions (other than restrictions based on performance criteria set forth in Section 14) shall be accelerated and the Participant shall be entitled to receive the full value of the Stock Appreciation Right free of all such restrictions. In the case of Stock Appreciation Rights which are based on performance criteria set forth in Section 14, then as of the date on which such Qualifying Event occurs, the Participant shall be entitled to receive a value determined by measuring the selected performance criteria from the Company's most recent publicly available quarterly results that are available as of the date the Qualifying Event occurs. All other benefits under the Stock Appreciation Rights shall thereupon be forfeited and returned to the Company as of the date on which such Qualifying Event occurs.

                  (e) Transferability of Stock Appreciation Rights. Except as otherwise provided in a Participant's Stock Incentive Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, except upon the death of the holder Participant by will or by the laws of descent and distribution.

                  (f) Special Provisions for Tandem Stock Appreciation Rights. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.

         7.6 OUTSIDE DIRECTOR AUTOMATIC GRANTS. Notwithstanding any other provisions of this Plan, Outside Directors shall only receive grants of Restricted Stock Awards as follows: an initial grant made on March 1, 2004, and, thereafter, grants shall be made on December 1 (or the first business day of December, if December 1 is not a business day) of each calendar year during the term of this Plan (an "December Grant Date"). Such grants shall automatically be made in accordance with the provisions outlined herein, and no other grants shall be made to Outside Directors pursuant to this Plan:

                  (a) Automatic Grant of Restricted Stock Awards. On March 1, 2004, and on each December Grant Date thereafter, each Outside Director shall automatically be granted (without any required action on the part of the Committee) a number of Restricted Stock Awards equal to $10,000.00 divided by the Fair Market Value (as determined on such grant date) of a Share (with any resulting fractional share less than 0.5 disregarded, and any resulting fractional share greater than or equal to 0.5 rounded up to the next whole number). Each such Restricted Stock Award of an Outside Director shall provide that such Restricted Stock Award shall vest on the third anniversary of the date of grant of such Restricted Stock Award, except for the March 1, 2004 grant that shall vest thirty-three (33) months after the date of such grant.

                  (b) Automatic Increase in Automatic Grants. For each December Grant Date occurring after the fiscal year 2004, the $10,000.00 amount in the preceding paragraphs shall be adjusted for annual increases (but not decreases) using the U. S. Consumer Price Index, all urban Consumers, all items (or equivalent successor index), published by the Bureau of Labor Statistics of the U.S. Department of Labor, and using October 1, 2003 as the base date for such adjustments.

                  (c) Non-availability of Shares. If the grants provided for under the preceding paragraphs are not possible on a given December Grant Date because of limitations contained in this Plan with respect to Shares available for issuance, the grants determined under the preceding paragraphs to the extent possible shall be prorated among all Outside Directors as of such December Grant Date.

                  (d) Retirement or Resignation. In the event an Outside Director retires, resigns or otherwise does not continue to serve on the Board for any reason (other than pursuant to a Termination for Cause), each Restricted Stock Award previously granted shall vest immediately and all restrictions shall lapse.

                                   SECTION 8.
                              SECURITIES REGULATION

         8.1 LEGALITY OF ISSUANCE. No Share shall be issued under this Plan unless and until the Committee has determined that all required actions have been taken to register such Share under the Securities Act of 1933 or the Company has determined that an exemption therefrom is available, any applicable listing requirement of any stock exchange on which the Share is listed has been satisfied, and any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable, has been satisfied.

         8.2 RESTRICTIONS ON TRANSFER; REPRESENTATIONS; LEGENDS. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law. If the offering and/or sale of Shares under the Plan is not registered under the Securities Act of 1933 and the Company determines that the registration requirements of the Securities Act of 1933 apply but an exemption is available which requires an investment representation or other representation, the participant shall be required, as a condition to acquiring such Shares, to represent that such Shares are being acquired for investment, and not with a view too the sale or distribution thereof, except in compliance with the Securities Act of 1933, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel. All Stock Incentive Agreements shall contain a provision stating that any restrictions under any applicable securities laws will apply.

         8.3 REGISTRATION OF SHARES. The Company may, and intends to, but is not obligated to, register or qualify the offering or sale of Shares under the Securities Act of 1933 or any other applicable state, federal or foreign law.

                                   SECTION 9.
                                  LIFE OF PLAN

         No Stock Incentive shall be granted under this Plan on or after the earlier of:

                  (a) the fifth (5th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), or

                  (b)      the date on which all of the Shares reserved under
Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit) been issued or are no longer available for use under this Plan.

This Plan shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.

                                   SECTION 10.
                                   ADJUSTMENT

         Notwithstanding anything in Section 12 to the contrary, (i) the number of Shares reserved under Section 3 of this Plan, (ii) the limit on the number of Shares that may be granted subject to Stock Incentives during a calendar year to any individual under Section 3 of this Plan, (iii) the number of Shares subject to Stock Incentives granted under this Plan, and (iv) the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust

(in a manner that satisfies the requirements of Code Section 424(a)) (x) the number of Shares reserved under Section 3, (y) the number of Shares subject to Stock Incentives granted under this Plan, and (z) the Exercise Price of any Options and the specified exercise price of any Stock Appreciation Rights in the event of any corporate transaction described in Code Section 424(a) that provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3 or an increase in any limitation imposed by the Plan.

                                   SECTION 11.
                        CHANGE OF CONTROL OF THE COMPANY

         11.1 GENERAL RULE FOR CHANGE OF CONTROL. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Incentives granted under this Plan, with respect to any Stock Incentive granted under this Plan that is not so assumed or substituted (a "Non-Assumed Stock Incentive"), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Stock Incentives, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period immediately preceding the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the "Action Effective Date"):

                  (a) Accelerate the vesting and/or exercisability of such Non-Assumed Stock Incentive; and/or

                  (b) Unilaterally cancel such Non-Assumed Stock Incentive in exchange for:

                           (i) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) or whole and/or fractional shares of a successor (or for whole shares of a successor and cash in lieu of any fractional share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of:

                                    (I)      in the case of Options, the Shares
                  that could be purchased subject to such Non-Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to such Shares;

                                    (II)     in the case of Restricted Stock
                  Units or Stock Appreciation Rights, Shares subject to such Stock Incentive determined as of the Action Effective Date (taking into account vesting), less the value of any consideration payable on exercise.

                           (ii) cash or other property equal in value to the excess of the Fair Market Value of

                                    (I)      in the case of Options, the Shares
                  that could be purchased subject to such Non-Assumed Stock Incentive less the aggregate Exercise Price for the Options with respect to such Shares or

                                    (II)     in the case of Restricted Stock
                  Units or Stock Appreciation Rights, Shares subject to such Stock Incentive determined as of the Action Effective Date (taking into account vesting) less the value of any consideration payable on exercise.

         (c) In the case of Options, unilaterally cancel such Non-Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Stock Incentive is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.

         11.2 GENERAL RULE FOR OTHER STOCK INCENTIVE AGREEMENTS. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.

                                   SECTION 12.
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company if such amendment (a) increases the number of Shares reserved under
Section 3, except as set forth in Section 10, (b) extends the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) decreases the minimum Exercise Price under Section 7, or (d) changes the designation of Eligible Recipients eligible for Stock Incentives under Section
6. Shareholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, or a change to the method of determining the Exercise Price of Options issued under the Plan) may also be required pursuant to rules promulgated by an established stock exchange or a national market system. An exchange of a later granted Option for an earlier granted Option for any purpose, including, but not limited to, the purpose of lowering the Exercise Price of such Option, and an exchange of a later granted Stock Incentive for an earlier granted Stock Incentive for any purpose, shall not be deemed to be an amendment to this Plan. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (I) the modification, amendment or cancellation does not diminish the rights or benefits of the Stock Incentive recipient under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (II) the Participant consents in writing to such modification, amendment or cancellation, (III) there is a dissolution or liquidation of the Company, (IV) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (V) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.

                                   SECTION 13.
                                  MISCELLANEOUS

         13.1 SHAREHOLDER RIGHTS. Except as provided in Section 7. 3 with respect to Restricted Stock Awards, or in a Stock Incentive Agreement, no Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.

         13.2 NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment or other relationship with the Company and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.

         13.3 WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the grant or fulfillment of any Stock Incentive, an amount in Shares or cash sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of exercise However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.

         13.4 NOTIFICATION OF DISQUALIFYING DISPOSITIONS OF ISO OPTIONS. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he or she may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he or she shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant's express written agreement with these provisions of this Plan.

         13.5 TRANSFERS & RESTRUCTURINGS. The transfer of a Participant's employment between or among the Company or a Subsidiary (including the merger of a Subsidiary into the Company) shall not be treated as a termination of his or her employment under this Plan. Likewise, the continuation of employment by a Participant with a corporation which is a Subsidiary shall be deemed to be a termination of employment when such corporation ceases to be a Subsidiary.

         13.6 GOVERNING LAW/CONSENT TO JURISDICTION. This Plan shall be construed under the laws of the State of Ohio without regard to principles of conflicts of law. Each Participant consents to the exclusive jurisdiction in the United States District Court for the Southern District of Ohio (Western Division
- Dayton) or the Montgomery County (Ohio) Court of Common Pleas for the determination of all disputes arising from this Plan and waives any rights to remove or transfer the case to another court.

         13.7 ESCROW OF SHARES. To facilitate the Company's rights and obligations under this Plan, the Company reserves the right to appoint an escrow agent, who shall hold the Shares owned by a Participant pursuant to this Plan.

                                   SECTION 14.
                              PERFORMANCE CRITERIA

         14.1 PERFORMANCE GOAL BUSINESS CRITERIA. Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance measures set forth in this Section, the attainment of which may determine the degree of payout and/or vesting with respect to Stock Incentives to Key Employees and Key Persons pursuant to this Plan which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used by a Committee for purposes of such grants shall be chosen from among the following: (a) earnings per share; (b) net income (before or after taxes); (c) return measures (including, but not limited to, return on assets, equity or sales); (d) cash flow return on investments which equals net cash flows divided by owners equity; (e) earnings before or after taxes, depreciation and/or amortization; (f) gross revenues; (g) operating income (before or after taxes);
(h) total shareholder return; (i) corporate performance indicators (indices based on the level of certain services provided to customers); (j) cash generation, profit and/or revenue targets; (k) growth measures, including revenue growth, as compared with a peer group or other benchmark; and/or (l) share price (including, but not limited to, growth measures and total shareholder return).

         14.2 DISCRETION IN FORMULATION OF PERFORMANCE GOALS. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Stock Incentives which are to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Stock Incentives downward).

         14.3 PERFORMANCE PERIODS. The Committee shall have the discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive. Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria are not in any event set after 25% or more of such period has elapsed).

         14.4 MODIFICATIONS TO PERFORMANCE GOAL CRITERIA. In the event that the applicable tax and/or securities laws and regulatory rules and regulations change to permit Committee discretion to alter the governing performance measures noted above without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Stock Incentives which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

                                   SECTION 15.
                           SPECIAL CANADIAN PROVISIONS

         15.1 APPLICATION. The provisions of this Section 15 shall apply with respect to any Participant who is domiciled in Canada, and with respect to any Stock Incentive which is granted under this Plan to any such Participant, but shall not apply with respect to any other Participant or with respect to any Stock Incentive which is granted under this Plan to any such other Participant. No purchase or delivery of Shares pursuant to a Stock Incentive shall occur until applicable restrictions imposed pursuant to this Plan or the applicable Stock Incentive have terminated.

         15.2 CANADA TAX TREATMENT. This Plan, together with any trust established pursuant hereto shall be construed as an "employee benefit plan" for the purposes of the Income Tax Act (Canada) (the "ITA"). No provision of this Plan shall be applied, interpreted or administered in a manner contrary to the requirements of the ITA for qualification of the Plan as such. The grant of a Stock Incentive represents a contingent entitlement of the Participant to whom it has been granted and the exchange of a Restricted Stock Unit which is the subject of a Stock Incentive for a Share shall be the payment of such Share out of or under an employee benefit plan for purposes of the ITA.

         15.3 TRUSTEE. The Committee shall have the authority to select one or more trustees (each a "Trustee" and collectively the "Trustees") and establish one or more agreement between the Company and each Trustee (each a "Trust Agreement") to provide for the purchase of Shares on the open market for exchange or exercise under the Plan and the administration of the policies and procedures governing such purchases.

         15.4 SHARES DELIVERED UNDER PLAN. All Shares delivered to Participant under the Plan shall be authorized, issued and outstanding Shares, which shall be purchased by the Trustees. The Company shall provide the Trustees with the funds necessary to purchase the Shares. The obligations of (i) the Trustees regarding the purchase and delivery of Shares and (ii) the Company regarding the delivery to the Trustees of such funds, shall in each case be more fully set forth in one or more Trust Agreements. All dividends paid on Shares which are held by the Trustees shall be retained by the Trustees and shall be distributed to the Participant at the time the Shares on which the dividends were declared are distributed to the Participant.

                                   SECTION 16.
                             OTHER NON-US PROVISIONS

         16.1 The Committee shall have the authority to require that any Stock Incentive Agreement relating to a Stock Incentive in a jurisdiction outside of the United States contain such terms as are required by local law in order to constitute a valid grant under the laws of such jurisdiction. Such authority shall be notwithstanding the fact that the requirements of the local jurisdiction may be different from or more restrictive than the terms set forth in this Plan. No purchase or delivery of Shares pursuant to a Stock Incentive shall occur until applicable restrictions imposed pursuant to this Plan or the applicable Stock Incentive have terminated.

                        THE REYNOLDS AND REYNOLDS COMPANY
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 12, 2004

     The undersigned hereby appoints Lloyd G. Waterhouse and Douglas M. Ventura, or either of them ("Appointed Proxies"), with power of substitution to each, to vote all shares of the undersigned at the Annual Meeting of Shareholders ("Meeting") of The Reynolds and Reynolds Company to be held on Thursday, February 12, 2004 at 11:00 a.m. EST, or at any adjournment(s) thereof.

     THIS PROXY, SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WILL BE VOTED AS DIRECTED. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS FOR THE 2004 REYSHARE PLUS PLAN, FOR THE 2004 EXECUTIVE STOCK INCENTIVE PLAN, AND FOR THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE COMPANY. IF CUMULATIVE VOTING IS ELECTED AND NO FURTHER INSTRUCTIONS ARE GIVEN, VOTES CAST PURSUANT TO THIS PROXY WILL BE DISTRIBUTED AMONG THE NAMED DIRECTOR NOMINEES AT THE DISCRETION OF THE APPOINTED PROXIES.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTING EACH OF THE NOMINEES, FOR THE 2004 REYSHARE PLUS PLAN, FOR THE 2004 EXECUTIVE STOCK INCENTIVE PLAN, AND FOR THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS AUDITORS FOR THE COMPANY.

     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR VOTE VIA THE INTERNET OR BY PHONE AS INSTRUCTED ON THE REVERSE SIDE OF THIS PROXY CARD.

--------------------------------------------------------------------------------
   ADDRESS CHANGE / COMMENTS (MARK THE CORRESPONDING BOX ON THE REVERSE SIDE)
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
          -------------------------------------------------------------
                              FOLD AND DETACH HERE





                        THE REYNOLDS AND REYNOLDS COMPANY
                         ANNUAL MEETING OF SHAREHOLDERS


                          Frederick C. Smith Auditorium
                   David H. Ponitz Sinclair Center/Building 12
                        Sinclair Community College Campus
                              444 West Third Street
                               Dayton, Ohio 45402


                                FEBRUARY 12, 2004
                        11:00 A.M. EASTERN STANDARD TIME




      If you consented to access your proxy information electronically, you may view it by going to The Reynolds and Reynolds Company website.
              You can get there by typing in the following address:
                              http://www.reyrey.com

    If any other business is brought before the Meeting or any adjournment(s) thereof, this Proxy will be voted in the discretion of the Appointed Proxies.


I.   ELECTION OF DIRECTORS:
      FOR electing                    WITHHOLD AUTHORITY        (INSTRUCTION: To withhold            Please mark here for address
 [ ]  01 Eustace W. Mita,         [ ] to vote for               authority to vote for any            change or comments
      02 Philip A Odeen, and          01 Eustace W. Mita,       individual nominee, write the        SEE REVERSE SIDE         [ ]
      03 Donald K. Peterson           02 Philip A. Odeen, and   number(s) of the nominee(s) on the
      each for a three-year term      03 Donald K. Peterson     line below.)

                                                                ----------------------------------



                                          FOR        AGAINST    ABSTAIN    CONSENTING TO RECEIVE ALL FUTURE ANNUAL MEETING MATERIALS
II.   Proposal to approve the 2004                                         AND SHAREHOLDER COMMUNICATIONS ELECTRONICALLY IS SIMPLE
      REYShare Plus Plan                  [ ]          [ ]        [ ]      AND FAST! Enroll today at www.melloninvestor.com/ISD for
                                                                           secure online access to your proxy materials, statements,
                                                                           tax documents and other important shareholder
                                                                           correspondence.
                                          FOR        AGAINST    ABSTAIN
III.  Proposal to approve the 2004        [ ]          [ ]        [ ]
      Executive Stock Incentive Plan

                                          FOR        AGAINST    ABSTAIN
IV.   Proposal to ratify the              [ ]          [ ]        [ ]
      appointment of Deloitte & Touche
      LLP as independent auditors.


THE UNDERSIGNED RATIFIES ALL THAT THE APPOINTED PROXIES, OR THEIR SUBSTITUTES, MAY LAWFULLY DO BY VIRTUE HEREOF, AND REVOKES ANY PROXIES PREVIOUSLY GIVEN TO VOTE AT THE MEETING OR ADJOURNMENT(S).









SIGNATURE_________________SIGNATURE IF HELD JOINTLY_______________DATE__________
Please sign exactly as name(s) appear above. When signing in fiduciary or representative capacity, please add your full title. If shares are registered in more than one name, all holders must sign. If signature is for a corporation, the handwritten signature and title of an authorized officer are required, together with the full corporate name.

 -------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                      VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

  INTERNET AND TELEPHONE VOTING IS AVAILABLE THROUGH 11:59 PM EASTERN TIME THE
                        DAY PRIOR TO ANNUAL MEETING DAY.

  YOUR INTERNET OR TELEPHONE VOTE AUTHORIZES THE APPOINTED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.



                  INTERNET                                      TELEPHONE                                    MAIL
      HTTP://WWW.EPROXY.COM/REYREY                            1-800-435-6710
      ----------------------------
Use the Internet to vote your proxy. Have    OR   Use any touch-tone telephone to vote your    OR   Mark, sign and date your proxy
your proxy card in hand when you access the      proxy. Have your proxy card in hand when you     card and return it in the enclosed
              web site.                                           call.                                postage-paid envelope.




               IF YOU VOTE YOUR PROXY BY INTERNET OR BY TELEPHONE,
                  YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.


YOU CAN VIEW THE ANNUAL REPORT AND PROXY STATEMENT ON THE INTERNET AT WWW.REYREY.COM.